                                                                  EXHIBIT 99.1


                     PHARMACIA & UPJOHN EMPLOYEE SAVING PLAN

            (As Amended and Restated Effective as of January 1, 1997)












                             McDermott, Will & Emery
                                Chicago, Illinois

                            AMENDMENT AND RESTATEMENT
                            -------------------------
                                       OF
                                       --
                    PHARMACIA & UPJOHN EMPLOYEE SAVINGS PLAN
                    ----------------------------------------


WHEREAS, the Upjohn Employee Savings Plan (the "plan") was established by The Upjohn Company (the "company") on October 1, 1965 and has been amended from time to time, including an amendment and restatement of the plan effective January 1, 1994, and five subsequent amendments to the plan; and


WHEREAS, it now is deemed necessary and desirable to further amend and restate the plan in its entirety;


NOW, THEREFORE, pursuant to the amending power reserved to the company under subsection 15.1 of the plan, as amended, the plan be and is further amended and restated in its entirety effective as of January 1, 1997 in the form attached hereto entitled Pharmacia & Upjohn Employee Savings Plan (As Amended and Restated Effective as of January 1, 1997).


                                    * * * * *

IN WITNESS WHEREOF, the company has caused this amendment and restatement to be signed by an officer thereunto duly authorized this 3 day of February, 1998.


                                                 PHARMACIA & UPJOHN COMPANY


                                                 By _________________________

                                TABLE OF CONTENTS
                                -----------------

SECTION 1.........................................................................................................1
     Introduction.................................................................................................1
              1.1     The Plan and Its Purpose....................................................................1
                      ------------------------
              1.2     Merger of ESOP Plan Into Plan...............................................................1
                      -----------------------------
              1.3     Employers, Pharmacia & Upjohn Companies.....................................................2
                      ---------------------------------------
              1.4     Trustees, Trust Agreements, Trust Funds.....................................................2
                      ---------------------------------------
              1.5     Company Stock, Share Purchase Loan..........................................................2
                      ----------------------------------
              1.6     Participation Date, Accounting Date, Valuation Date, Plan Year..............................3
                      --------------------------------------------------------------
              1.7     Participant, Inactive Participant...........................................................3
                      ---------------------------------
              1.8     Plan Administration.........................................................................3
                      -------------------
              1.9     Supplements.................................................................................3
                      -----------

SECTION 2.........................................................................................................5
     Eligibility and Participation................................................................................5
              2.1     Eligibility.................................................................................5
                      -----------
              2.2     Notice of Eligibility Enrollment............................................................6
                      --------------------------------
              2.3     Continued Participation.....................................................................6
                      -----------------------
              2.4     Covered Employee............................................................................6
                      ----------------
              2.5     Employment Date.............................................................................6
                      ---------------
              2.6     Service with Predecessor Company............................................................7
                      --------------------------------
              2.7     Authorized Absences From Work...............................................................7
                      -----------------------------
              2.8     Leased Employees............................................................................7
                      ----------------

SECTION 3.........................................................................................................9
     Participants' Contributions..................................................................................9
              3.1     Matched and Voluntary Savings...............................................................9
                      -----------------------------
              3.2     Before-Tax Savings..........................................................................9
                      ------------------
              3.3     After-Tax Savings...........................................................................9
                      -----------------
              3.4     Base Pay...................................................................................10
                      --------
              3.5     Variation or Suspension of Saving..........................................................10
                      ---------------------------------
              3.6     Election Procedure.........................................................................10
                      ------------------
              3.7     Deduction and Remittance of Participants' Before-Tax and After-Tax Savings.................10
                      --------------------------------------------------------------------------
              3.8     Crediting and Investment of Savings........................................................11
                      -----------------------------------
              3.9     Return of Withdrawn Savings................................................................11
                      ---------------------------
              3.10    Special Provisions for U.S. Foreign Service Employee.......................................11
                      ----------------------------------------------------
              3.11    Rollovers..................................................................................11
                      ---------

SECTION 4........................................................................................................13
     Employer Contributions......................................................................................13
              4.1     Employer Loan Contributions................................................................13
                      ---------------------------
              4.2     Employer Adjustment Contributions..........................................................13
                      ---------------------------------

              4.3     Individual Employer's Share of Employer Contributions......................................13
                      -----------------------------------------------------
              4.4     Contributions of Participants' Savings.....................................................13
                      --------------------------------------
              4.5     Verification of Employer Contributions.....................................................13
                      --------------------------------------
              4.6     Discretionary Additional Employer Matching Contributions...................................14
                      --------------------------------------------------------

SECTION 5........................................................................................................16
     Investment of Participant and Employer Contributions........................................................16
              5.1     Savings Investment Elections...............................................................16
                      ----------------------------
              5.2     Investment Funds...........................................................................16
                      ----------------
              5.3     Investments Elections and Transfers........................................................16
                      -----------------------------------
              5.4     Pharmacia & Upjohn Stock Fund..............................................................16
                      -----------------------------
              5.5     ESOP Trust Fund............................................................................17
                      ---------------
              5.6     Diversification of Investments in Company Stock............................................18
                      -----------------------------------------------
              5.7     Voting and Tendering of Common Stock.......................................................19
                      ------------------------------------

SECTION 6........................................................................................................22
     Accounting..................................................................................................22
              6.1     Participants' Accounts.....................................................................22
                      ----------------------
              6.2     Crediting of Participants' Savings.........................................................23
                      ----------------------------------
              6.3     Transfer of Shares From Unreleased Share Account to Released Share Account.................23
                      --------------------------------------------------------------------------
              6.4     Allocation of Company Stock Based upon Cash Dividends on Shares in ESOP Stock Accounts.....23
                      --------------------------------------------------------------------------------------
              6.5     Allocation of Company Stock as a Matching Contribution.....................................24
                      ------------------------------------------------------
              6.6     Extra-Matching Allocation..................................................................24
                      -------------------------
              6.7     Adjustment of Participant Accounts.........................................................24
                      ----------------------------------
              6.8     Temporary Investment Income in ESOP Trust Fund.............................................25
                      ----------------------------------------------
              6.9     Fair Market Value of Company Stock.........................................................25
                      ----------------------------------
              6.10    Stock Dividends, Stock Splits and Capital Reorganizations Affecting ESOP Shares............25
                      -------------------------------------------------------------------------------
              6.11    ESOP Share Records.........................................................................25
                      ------------------
              6.12    Statement of Accounts......................................................................25
                      ---------------------



SECTION 7........................................................................................................26
     Inactive Participants.......................................................................................26
              7.1     Inactive Participants......................................................................26
                      ---------------------
              7.2     Status of Inactive Participant.............................................................26
                      ------------------------------

SECTION 8........................................................................................................27
     Withdrawals and Loans.......................................................................................27

              8.1     Withdrawals of After-Tax Savings, Employer Matching Contributions,
                      ------------------------------------------------------------------
                      and Rollover Contributions.................................................................27
                      --------------------------
              8.2     Withdrawals of Before-Tax Savings..........................................................28
                      ---------------------------------
              8.3     Loans to Participants......................................................................30
                      ---------------------

SECTION 9........................................................................................................35
     Settlement Dates and Distribution...........................................................................35
              9.1     Settlement Dates...........................................................................35
                      ----------------
              9.2     Vesting and Distribution on Resignation or Dismissal.......................................35
                      ----------------------------------------------------
              9.3     Years of Participation.....................................................................36
                      ----------------------
              9.4     Years of Employment Service................................................................36
                      ---------------------------
              9.5     Forfeitures................................................................................37
                      -----------
              9.6     Vesting and Distribution on Retirement Disability Leave of Absence, or Death...............38
                      ----------------------------------------------------------------------------
              9.7     Special Provisions as to Distributions Under the Plan......................................38
                      -----------------------------------------------------
              9.8     Eligible Spouse............................................................................41
                      ---------------
              9.10    Missing Participant's or Beneficiaries.....................................................42
                      --------------------------------------
              9.11    Direct Transfer of Eligible Rollover Distributions.........................................43
                      --------------------------------------------------

SECTION 10.......................................................................................................45
     Benefit Limitations.........................................................................................45
              10.1    Defined Contribution and Defined Benefit Plans.............................................45
                      ----------------------------------------------
              10.2    Limitation Year and Total Compensation.....................................................45
                      --------------------------------------
              10.3    Defined Contribution Plan Limitations......................................................45
                      -------------------------------------
              10.4    Combined Plan Limitations..................................................................46
                      -------------------------
              10.5    Treatment of ESOP Interest Payments and Forfeitures........................................46
                      ---------------------------------------------------
              10.6    Dollar Limitation on Before-Tax Savings....................................................46
                      ---------------------------------------
              10.7    Percentage Limitation on Before-Tax Savings................................................47
                      -------------------------------------------
              10.8    Percentage Limitation on After-Tax Savings and Employer Contributions......................49
                      ---------------------------------------------------------------------
              10.9    Allocation of Income to Distributions Under Subsections 10.6, 10.7 and 10.8................50
                      ---------------------------------------------------------------------------
              10.10   Multiple Use of Alternative Limitation.....................................................51
                      --------------------------------------
              10.11   Highly Compensated Employee; Nonhighly Compensated Employee; Annual Compensation...........51
                      --------------------------------------------------------------------------------
SECTION 11.......................................................................................................53
     Reemployment................................................................................................53
              11.1    Rehired Employee...........................................................................53
                      ----------------
              11.2    Rehired Participant........................................................................53
                      -------------------

SECTION 12.......................................................................................................56
     General Provisions..........................................................................................56


              12.1    Interests Not Transferable.................................................................56
                      --------------------------
              12.2    Facility of Payment........................................................................56
                      -------------------
              12.3    Absence of Guaranty........................................................................56
                      -------------------
              12.4    Employment Rights..........................................................................56
                      -----------------
              12.5    Litigation by Participants or Other Persons................................................56
                      -------------------------------------------
              12.6    Evidence...................................................................................57
                      --------
              12.7    Gender and Number..........................................................................57
                      -----------------
              12.8    Waiver of Notice...........................................................................57
                      ----------------
              12.9    Controlling Law............................................................................57
                      ---------------
              12.10    Statutory References......................................................................57
                       --------------------
              12.11   Severability...............................................................................57
                      ------------
              12.12   Fiduciary Responsibilities.................................................................57
                      --------------------------
              12.13   Indemnification............................................................................57
                      ---------------
              12.14   Automated Voice Response Systems, Computer Systems.........................................58
                      --------------------------------------------------
              12.15   Examination of Plan Documents..............................................................58
                      -----------------------------
              12.16   Notices....................................................................................58
                      -------
              12.17   Immediate Distribution to Alternate Payees.................................................58
                      ------------------------------------------

SECTION 13.......................................................................................................59
     Plan Administration.........................................................................................59
              13.1    Administrative Responsibility..............................................................59
                      -----------------------------
              13.2    Committee Membership.......................................................................59
                      --------------------
              13.3    Responsibilities and Authority of Board of Directors.......................................59
                      ----------------------------------------------------
              13.4    Responsibilities and Authority of the Committee............................................60
                      -----------------------------------------------
              13.5    Manner of Action of the Committee..........................................................62
                      ---------------------------------
              13.6    Information Required by Committee..........................................................63
                      ---------------------------------
              13.7    Committee Decision Final...................................................................63
                      ------------------------
              13.8    Denial Procedure and Appeal Process........................................................63
                      -----------------------------------
              13.9    Uniform Rules..............................................................................64
                      -------------
              13.10   Committee Member Who is a Participant......................................................64
                      -------------------------------------

SECTION 14.......................................................................................................65
     Relating to the Employers...................................................................................65
              14.1    Action by Employers........................................................................65
                      -------------------
              14.2    Additional Employers.......................................................................65
                      --------------------
              14.3    Restrictions as to Reversion of Trust Assets to the Employers..............................65
                      -------------------------------------------------------------

SECTION 15.......................................................................................................67
     Amendment, Termination or Plan Merger.......................................................................67
              15.1    Amendment..................................................................................67
                      ---------
              15.2    Termination................................................................................67
                      -----------
              15.3    Plan Merger................................................................................68
                      -----------
              15.4    Notice of Amendment, Termination or Plan Merger............................................68
                      -----------------------------------------------

                                       iv

              15.5    Nonforfeitability on Termination...........................................................68
                      --------------------------------

SECTION 16.......................................................................................................69
     Benefit Protection..........................................................................................69
              16.1    Overriding Provisions......................................................................69
                      ---------------------
              16.2    Amendment or Voiding of Overriding Provisions Prior to a Change in Control.................69
                      --------------------------------------------------------------------------
              16.3    Definitions................................................................................69
                      -----------
              16.4    Full Vesting Upon a Change in Control......................................................71
                      -------------------------------------

SUPPLEMENT A....................................................................................................A-1

SUPPLEMENT B....................................................................................................B-1


                             Index of Defined Terms

Account Balance..................................................................................................36
Accounting Date..............................................................................................3, B-1
Actual Contribution Percentage...................................................................................49
Actual Deferral Percentage.......................................................................................47
Additional Employer Matching Contribution........................................................................14
Affiliate.....................................................................................................2, 69
After-tax.........................................................................................................9
After-tax Savings.................................................................................................9
Alternative Limitation...........................................................................................51
Annual Addition..................................................................................................45
Annual Compensation..............................................................................................51
Associate........................................................................................................69
Authorized Absence from Work......................................................................................7
Base Pay.........................................................................................................10
Before-tax........................................................................................................9
Before-tax Savings Account.......................................................................................22
Beneficial Owner.................................................................................................69
Beneficiaries....................................................................................................42
Board of Directors...............................................................................................69
Call-in Employee..................................................................................................5
Change in Control................................................................................................69
Closing Price....................................................................................................19
Code.........................................................................................................1, B-1
Committee......................................................................................................3, 7
Common Stock..................................................................................................3, 70
Company.......................................................................................................1, 70
Company Stock.....................................................................................................3
Covered Employee..................................................................................................6
Determination Date..............................................................................................A-1
Disability Leave of Absence......................................................................................35
Disabled.........................................................................................................35
Effective Date....................................................................................................1
Eligible Distributee.............................................................................................44
Eligible Employee.......................................................................................47, 49, B-2
Eligible Participants............................................................................................24
Eligible Retirement Plan.........................................................................................44
Eligible Rollover Distribution...................................................................................43
Eligible Spouse..................................................................................................41
Employed..........................................................................................................6
Employee..........................................................................................................6


Employer..........................................................................................................2
Employer Adjustment Contribution.................................................................................13
Employer Loan Contribution.......................................................................................13
Employer Matching Account........................................................................................22
Employment Date...................................................................................................6
Employment Service...............................................................................................36
Erisa.............................................................................................................1
Esop Plan.........................................................................................................1
Esop Stock Account...............................................................................................22
Esop Trust Fund...................................................................................................2
Esop Trustee......................................................................................................2
Excess Aggregate Contributions...................................................................................50
Excess Deferral..................................................................................................46
Excess Puerto Rico Code Deferral................................................................................B-1
Excess Puerto Rico Code Savings.................................................................................B-3
Excess Savings...................................................................................................48
Exchange Act.....................................................................................................70
Extra-matching Allocation........................................................................................24
For Cause........................................................................................................14
Forfeiture.......................................................................................................37
Group............................................................................................................71
Hardship Withdrawal..............................................................................................28
Highly Compensated Employee.................................................................................51, B-4
Holdback Amount..................................................................................................27
Hour of Service...................................................................................................5
Inactive Participant.............................................................................................26
Incumbent Board..................................................................................................70
Investment Funds.................................................................................................16
Key Employee....................................................................................................A-2
Leased Employee...................................................................................................7
Limitation Year..................................................................................................45
Loan Date........................................................................................................31
Matched Savings...................................................................................................9
Matching Allocation..............................................................................................24
Maximum Annual Addition..........................................................................................46
Non-key Employee................................................................................................A-2
Nonhighly Compensated Employee...................................................................................51
Normal Retirement Age............................................................................................35
One-year Break in Service........................................................................................37
Participant.......................................................................................................3
Participation Date................................................................................................3
Person...........................................................................................................71
Pharmacia & Upjohn Companies......................................................................................2


Pharmacia & Upjohn Company........................................................................................2
Pharmacia & Upjohn Stock Fund....................................................................................17
Plan..............................................................................................................1
Plan Year.........................................................................................................3
Predecessor Company...............................................................................................7
Preferred Stock...................................................................................................3
Previously Reported..............................................................................................69
Proportionate Share..............................................................................................20
Puerto Rico Code................................................................................................B-1
Puerto Rico Participants........................................................................................B-1
Qualified Participant............................................................................................18
Real Deferred Percentage........................................................................................B-2
Released Share Account...........................................................................................17
Required Beginning Date..........................................................................................41
Rollover Account.................................................................................................22
Settlement Date..................................................................................................35
Share Purchase Loan...............................................................................................2
Stock Account Balances...........................................................................................18
Subsidiary........................................................................................................2
Temporary Employee................................................................................................5
Temporary Investment Income......................................................................................25
Top-heavy Plan..................................................................................................A-1
Top-paid Group...................................................................................................52
Total Compensation...............................................................................................45
Trust Agreements..................................................................................................2
Trust Fund........................................................................................................2
Trust Funds.......................................................................................................2
Trustee...........................................................................................................2
Trustees.........................................................................................................19
U.s. Reserve.....................................................................................................11
Unreleased Share Account.........................................................................................17
Valuation Date....................................................................................................3
Voluntary Savings.................................................................................................9
Voting Securities................................................................................................71
Whole Board......................................................................................................71
Willful..........................................................................................................14
Withdrawal Date..............................................................................................27, 28
Years of Employment Service......................................................................................37
Years of Participation...........................................................................................36
Years of Service..................................................................................................8

                    PHARMACIA & UPJOHN EMPLOYEE SAVINGS PLAN
                    ----------------------------------------

            (As Amended and Restated Effective as of January 1, 1997)


                                   SECTION 1.
                                   ----------

                                  Introduction
                                  ------------

     1.1 The Plan and Its Purpose. Pharmacia & Upjohn Employee Savings Plan (the "plan"), originally was established as The Upjohn Employee Savings Plan by The Upjohn Company on October 1, 1965. The plan has been amended from time to time, and currently is maintained by Pharmacia & Upjohn Company (the "company") for the exclusive benefit of its eligible employees and those of its subsidiaries and affiliates that adopt and become employers under the plan. The provisions of this subsection and the following provisions (subject to any subsequent amendments) constitute an amendment and restatement of the plan effective as of January 1, 1997 (the "effective date"). The purpose of the plan as so amended and restated is to enable eligible employees to provide for their future security by systematic savings and by sharing in the contributions of the employers. The plan is intended to qu as a profit sharing plan under Section 401(a) of the Internal Revenue Code (the "Code") with a cash or deferred arrangement under Section 401(k) of the Code and an employee stock ownership feature under Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     1.2 Merger of ESOP Plan Into Plan. Prior to January 1, 1990, participating employees made contributions under this plan that were matched in whole or in part by employer contributions. On June 19, 1989, The Upjohn Company established The Upjohn Company Employee Stock Ownership Plan (the "ESOP Plan"). A share purchase loan (as defined in subparagraph 1.5(a)) was obtained by the ESOP trustee (as defined in subsection 1.4) and the proceeds of the loan were applied to purchase The Upjohn Company stock in the form of Series B convertible perpetual preferred stock. As of December 31, 1989, the ESOP Plan was merged into and became a part of this plan. The portion of the plan that constitutes the merged ESOP Plan shall continue to be referred to where appropriate under the plan as the "ESOP Plan". The ESOP Trust Fund (as described in subsection 1.4) serves as the funding vehicle for the ESOP Plan. A portion of the initial share purchase loan was refinanced first in 1990 and again in 1997, and from time to time additional share purchase loans may be made to the ESOP trustee. Effective as of November 2, 1995, the stock of The Upjohn Company held under the plan was converted into stock of Pharmacia & Upjohn, Inc. During the period of each share purchase loan, employer loan contributions described in subsection
4.1 shall be made under this plan in amounts sufficient for the ESOP trustee to repay each such loan in accordance with its terms. As payments on a share purchase loan are made, shares of company stock purchased with the proceeds of such loans will become available for allocation and crediting to the accounts of eligible participants under this plan. From time to time the employers may, but shall not be required to, make additional contributions under this plan so that a larger number of shares of company stock may be credited to participants' accounts.

     1.3 Employers, Pharmacia & Upjohn Companies. Certain subsidiaries and affiliates of the company adopted the plan prior to the effective date. Upon the recommendation of the committee and with the consent of the company, any other United States subsidiary or affiliate of the company may adopt the plan after the effective date in accordance with the provisions of subsection 14.2. For purposes of the plan, a "subsidiary" of the company is any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by the company. For purposes of the plan, an "affiliate" of the company shall include its parent corporation, Pharmacia & Upjohn, Inc., and any corporation (other than the company and the company's subsidiaries) 50 percent or more of the voting stock of which is owned directly or indirectly by Pharmacia & Upjohn, Inc. The company and its subsidiaries and affiliates that have adopted the plan are listed in Exhibit A, and are referred to collectively as the "employers" or individually as an "employer". The employers as well as subsidiaries and affiliates that have not adopted the plan are sometimes referred to collectively as the "Pharmacia & Upjohn Companies," and individually as a "Pharmacia & Upjohn Company".

     1.4 Trustees, Trust Agreements, Trust Funds. Assets attributable to participant and employer contributions under the plan are held and invested under two trust funds. Funds contributed by participants, by the employers prior to 1990, and by the employers Pursuant to subsection 4.6 are held and invested in a trust fund (the "trust fund") by a corporate trustee appointed by the company (the "trustee") acting under a trust agreement between the employers and the trustee. Pursuant to a trust agreement between the company and a corporate trustee appointed by the company (the "ESOP trustee"), a separate trust fund (the "ESOP Trust Fund") holds company stock acquired through one or more share purchase loans to the ESOP trustee. The terms "trustees,"trust funds" and "trust agreements" shall mean, respectively, both trustees, trust funds and trust agreements described above.

     1.5 Company Stock, Share Purchase Loan. As used in this plan, the following terms shall have the following meanings:

              (a) Share Purchase Loan. The term "share purchase loan" means any loan made to the ESOP trustee, the proceeds of which are used to acquire company stock or to repay a prior share purchase loan, and any alternative method of refinancing such a share purchase loan. The team of each share purchase loan shall meet the requirements of Treasury Regulation 54.4975-7(b), including the requirements that the loan bear a reasonable rate of interest, be for a definite period (rather than payable on demand), and be without recourse against the plan, and that the only assets of the plan that may be given as collateral are qualifying employer securities (as described in subparagraph (b) next below) purchased with the proceeds of that loan or with the proceeds of a prior share purchase loan. ff more than one share purchase loan to the ESOP trustee is outstanding at any time, the provisions of the plan shall be modified by the committee to the extent it deems necessary or appropriate to reflect such additional share purchase loan or loans.

              (b) Company Stock. The term "company stock" means Series B convertible perpetual preferred stock of Pharmacia & Upjohn, Inc. ("preferred stock") or common stock of Pharmacia & Upjohn, Inc. ("common stock") that in either case is a qualifying employer security under Section 407(d)(5) of ERISA.

     1.6 Participation Date, Accounting Date, Valuation Date, Plan Year. The term "participation date" means the first day of each payroll period. The term "accounting date" means the last day of each payroll period. The term "valuation date" means each day that stocks and bonds are generally traded on U. S. securities exchanges and if stocks and bonds are not generally traded on these exchanges on that date, the last preceding date on which stocks and bonds were generally traded on these exchanges.

The plan is administered on the basis of a "plan year" that will coincide with the calendar year.

     1.7 Participant, Inactive Participant. The term "participant" means an employee of an employer who has met the eligibility requirements for participation in the plan set forth in subsection 2.1, has enrolled in the plan as provided in subsection 2.2, and is not an inactive participant as defined in subsection 7.1.

     1.8 Plan Administration. The plan is administered by the Pharmacia & Upjohn U.S. Retirement and Savings Plan Committee (the "committee") consisting of three or more members appointed by the company, as provided in Section 13.

     1.9 Supplements. The provisions of the plan may be modified by supplements added to the plan by amendments adopted by the company for a particular purpose or with respect to a particular group of employees. Except to the extent otherwise provided in that supplement, the provisions of each supplement shall supersede the provisions of the plan to the extent necessary to eliminate inconsistencies and accomplish the purpose of the supplement.

                                   SECTION 2.
                                   ----------

                          Eligibility and Participation
                          -----------------------------

     2.1      Eligibility.

              (a) Continuing Participants. Subject to the conditions and limitations of the plan, each participant and inactive participant in the plan immediately prior to the effective date will continue as a participant or inactive participant (as applicable) in the plan on and after that date.

              (b) Employees other than Temporary and Call-in Employees. Each employee of an employer who is not a participant or inactive participant in the plan immediately prior to the effective date and is not a temporary or call-in employee (as defined in subparagraph (c) below) will be eligible to enroll in the plan and become a participant on any participation date (at the start of a payroll period applicable to the employee) occurring after the effective date if he then is a covered employee (as defined in subsection 2.4).

              (c) Temporary and Call-In Employees. Each temporary or call-in employee (as defined below) who: (i) is not a participant or inactive participant in the plan immediately prior to the effective date; (ii) is a covered employee (as defined in subsection 2.4); and (iii) has completed 1,000 hours of service (as defined below) during his total period of employment with the Pharmacia & Upjohn Companies will be eligible to enroll in the plan and become a participant in the plan on a participation date (at the start of a payroll period applicable to the employee) as soon as practicable after the completion of the preceding requirements but in no event more than 30 days after the completion of such requirements. The term "temporary employee" means an employee occupying a job that is limited to six months (and 1,000 hours) during any twelve month period. The term "call-in employee" means an employee working in a temporarily vacant position or during peak work load periods for up to a maximum of 1,200 hours per year. The term "hour of service" means each hour for which an employee is directly or indirectly paid or entitled to payment by the company, a subsidiary or an affiliate for the performance of duties and for reasons other than the performance of duties, including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the company, subsidiary or affiliate, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2.

     2.2 Notice of Eligibility Enrollment. Each employee of an employer will be notified of the initial participation date on which he is eligible to enroll in the plan. An eligible employee may enroll in the plan by following the enrollment procedure established by the committee. By enrolling in the plan, the participant will authorize his employer to periodically reduce the compensation otherwise payable to him by such employer by amounts equal to the contributions he desires to make under Section 3.

     2.3 Continued Participation. An employee who becomes a participant will continue as a participant until he becomes an inactive participant pursuant to
Section 7.

     2.4 Covered Employee. A "covered employee" means an employee of an employer who:

              (a)     (i)      Is a citizen of the United States and is not
                               working outside the United States for one or more subsidiaries or affiliates that have not adopted the plan;

                      (ii) Is a citizen of the United States who is a U.S. foreign service employee, as defined under any defined benefit plan maintained by a Pharmacia & Upjohn Company; or

                      (iii) Is not a citizen of the United States but is regularly employed by an employer in the United States or its territories or possessions; and

              (b) Is a member of a group of employees of an employer to which the plan has been and continues to be extended by the company or by agreement.

For all purposes of the plan, an individual shall be an "employee" of or be "employed" by the employer for any plan year only if such individual is treated by the employer as its employee for purposes of employment taxes and wage withholding for Federal income taxes during such year, disregarding any subsequent reclassification as an employee by the employer, any governmental agency or court.

     2.5 Employment Date. Subject to the provisions of Section 11, an employee's "employment date" means the date of his employment by the Pharmacia & Upjohn Companies.

     2.6 Service with Predecessor Company. Unless and to the extent otherwise provided in the plan or by the committee, an employee's employment with a predecessor company will not be considered as employment with an employer for eligibility and vesting purposes under this plan ff the employee is transferred to employment with an employer or the predecessor company becomes an employer. A "Predecessor company" means any corporation or other entity the stock, assets or business of which was acquired by an employer prior to the effective date, or is acquired by an employer on or after the effective date, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the committee.

     2.7 Authorized Absences From Work. An "authorized absence from work" means:

              (a) A vacation accrued and taken under a Pharmacia & Upjohn Company's vacation plan or policy.

              (b) A leave of absence required by law or granted by a Pharmacia & Upjohn Company on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who entered such branches, or service in any other military or governmental branch designated by the committee. Effective as of December 12, 1994 and notwithstanding any provision of the plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

              (c) Any other absence from active employment with a Pharmacia & Upjohn Company that is approved by such Pharmacia & Upjohn Company and not treated by it as a termination of employment.

Authorized absences from work will be governed by rules uniformly applied to all employees similarly situated.

     2.8 Leased Employees. Leased employees shall not be eligible to participate in this plan. A "leased employee" means any person who is not otherwise an employee of a Pharmacia & Upjohn Company and who, pursuant to an agreement between that Pharmacia & Upjohn Company and any other person, has performed services for that Pharmacia & Upjohn Company, or for that Pharmacia & Upjohn Company and related persons (determined in accordance with Section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year, and such services are provided under the primary direction or control of that Pharmacia & Upjohn Company. With respect to any leased employee who becomes an employee of an employer, the requirements of Section 414(n)(4)(B) of the Code relating to "years of service" shall be taken into account for vesting purposes under subsection 9.4.

                                   SECTION 3.

                           Participants' Contributions


     3.1 Matched and Voluntary Savings. In order to qu for matching allocations of employer contributions pursuant to subsections 4.6, 6.5 and 6.6, a participant must elect to make "matched savings" under the plan of one, two, three, four or five percent of his base pay. A participant who is malting matched savings at the rate of five percent of his base pay also may elect to make "voluntary savings" of any whole percentage of his base pay not to exceed an additional ten percent. However, no matching allocations shall be made under subsections 4.6, 6.5 and 6.6 with respect to participants' voluntary savings' A participant's election to make matched or voluntary savings on a before-tax or after-tax basis must be made in accordance with rules and procedures established by the committee and prior to the participation date on which such election is to become effective. References in the following provisions of this Section 3 and elsewhere in the plan to savings made on a "before-tax" or "after-tax" basis means savings made from base pay before or after the imposition of federal income taxes, irrespective of whether before or after the imposition of state, local or other taxes.

     3.2 Before-Tax Savings. A participant who is a member of a covered group may elect that all or a portion of his matched and voluntary savings be made on a before-tax basis ("before-tax savings") by a reduction of the participants base pay of the applicable percentage of such compensation and a contribution by the employers pursuant to subsection 4.4 of the amount of such reduction. A participants before-tax savings for any plan year are subject to the conditions and limitations of Section 10. To the extent necessary to prevent a violation of those limits, a participant's before-tax savings may be made in less than the full percentage increments specified in subsection 3.1. If because of any of the conditions and limitations described in Section 10, part or all of the participant's elected before-tax savings cannot be contributed to the plan, the portion that cannot be contributed shall be treated as additional base pay of the participant.

     3.3 After-Tax Savings. A participant who is a member of a covered group may elect that all or a portion of his matched and voluntary savings be made on an after-tax basis ("after-tax savings") by a deduction from the participant's base pay of the applicable percentage of such compensation and a contribution by the employers pursuant to subsection 4.4 of the amount of such deduction. Participants' after-tax savings are subject to the conditions and limitations of
Section 10. To the extent necessary to prevent a violation of those limits, a participant's before-tax savings may be made in less than the full percentage increments specified in subsection 3.1.

     3.4 Base Pay. A participant's "base pay" means the base wages or salary payable to him by his employer for services rendered to the employer as an employee, determined before any compensation reduction election under subsection
3.2 or under a plan maintained by his employer under Section 125 of the Code, and exclusive of-

              (a) Overtime, premiums, incentive payments, bonuses, commissions, compensation paid in a form other than cash, and special allowances paid solely for overseas employment service; and

              (b) Any compensation paid to him for any period he ceases to be a participant.

If a participant is paid on an hourly basis, his "base pay" shall be the amount that (but for any compensation reduction election under subsection 3.2 or under a plan maintained by his employer under Section 125 of the Code) would be paid to him by his employer for regular hours worked or allowed up to the standard number of hours in the work week at his location (and shall not include any compensation described in subparagraphs (a) and (b) next above). If a participant works an alternative work schedule, the committee will make an equitable adjustment in the definition of "base pay" as applied to that participant. For purposes of the plan, a participant's base pay for any plan year shall not exceed $160,000 (or such other amount as the Secretary of the Treasury may from time to time specify pursuant to Section 401(a)(17) of the
Code).

     3.5 Variation or Suspension of Saving. A participant who is making before-tax or after-tax savings, whether matched or voluntary, may elect to change the rate of such savings within the limits specified in subsection 3.1, or may elect to suspend such savings entirely. A participant's savings will be automatically suspended for any period he continues employment with a Pharmacia & Upjohn Company but is an inactive participant, as provided in subsection 7.1.

     3.6 Election Procedure. A participant's election to commence, modify or suspend his savings pursuant to the foregoing provisions of this Section 3 shall be made pursuant to any procedure established by the committee.

     3.7 Deduction and Remittance of Participants' Before-Tax and After-Tax Savings. Participants' before-tax and after-tax savings shall be made by compensation reductions and payroll deductions. It is anticipated that such amounts Will be remitted by the employers to the trustee at the end of the applicable payroll period, but in any event will be paid to the trustee within 15 business days after the end of the month for which the savings were made.

     3.8 Crediting and Investment of Savings. Participants' savings shall be credited to their plan accounts as provided in Section 6 and invested in one or more of the investment funds described in subsection 5.2.

     3.9 Return of Withdrawn Savings. Notwithstanding any other provision of the plan, any employee of a Pharmacia & Upjohn Company who is then a participant or an inactive participant may twice in each plan year return to the plan an amount equal to, or less than, the amount of his after-tax savings that he has withdrawn from the plan pursuant to subsection 8.1 during his last continuous period of employment service less any amounts returned to the plan pursuant to this subsection during that period. Such return shall be made by tendering a money order, certified check or cashiers check payable to the trustee of the plan in a manner specified by the committee. Pursuant to procedures established by the committee, the participant shall specify how such amount shall be invested in the investment funds.

     3.10 Special Provisions for U.S. Foreign Service Employee. The following provisions shall apply to U.S. foreign service employees who enroll in and become participants in the plan:

              (a) A U.S. foreign service employee may elect that all or a portion of his matched and voluntary savings be made on a before-tax basis by a reduction of such employee's U.S. reserve by the elected percentage of the employee's base pay, and a contribution by the employers under the plan of the amount of such reduction. "U.S. reserve" means a U.S. foreign service employee's base pay less certain specified deductions applied uniformly to all U.S. foreign service employees, as determined in accordance with the company's Foreign Service Compensation Balance Sheet.

              (b) In no event shall before-tax savings by a U.S. foreign service employee exceed the lesser of his U.S. reserve or the limits described in Section 10.

              (c) A U.S. foreign service employee may elect to make matched and voluntary after-tax savings by contributing the elected percentage of his base pay directly to the trustee in accordance with procedures established by the committee.

     3.11 Rollovers. At the direction of the committee, and in accordance with such rules as the committee may establish from time to time, rollovers described in Sections 401(a)(31), 402(c) or 408(d)(3) of the Code may be received by the trustee and will be credited to an account under the Plan established in the name of the employee to be known as the employee's rollover account. An employee may make a rollover contribution only ff he is a covered employee. In no event shall the committee accept a rollover contribution unless the employee has furnished such information as the committee deems necessary to determine that the rollover contribution would meet the requirements of this subsection. If after a rollover contribution has been received by the trustee on behalf of a participant (or an eligible employee), the committee learns that all or part of such rollover contribution did not meet the requirements of the Code and the regulations and rulings thereunder, the committee may direct the trustee to make a distribution to the participant (or eligible employee) of the nonqualified portion of such rollover contribution (and earnings thereon) that were credited to the rollover account of the participant (or eligible employee). Any eligible employee who makes a rollover contribution to the plan will be treated as a participant, except that such employee shall not be eligible, until he becomes a participant in accordance with subsections 2.1 and 2.2, to make contributions to the plan pursuant to subsections 3.2 or 3.3 or to share in any employer contributions made pursuant to Section 4. An employee may direct the investment of his rollover account in accordance with Section 5 and his rollover account shall be adjusted from time to time along with all other participant accounts in accordance with subsection 6.7. The employee always shall have a fully vested and nonforfeitable interest in his rollover account.

                                   SECTION 4.

                             Employer Contributions


     4.1 Employer Loan Contributions. Subject to the limitations set forth in
Section 10, for each plan year in which a share purchase loan is outstanding, the committee win direct the employers to make an "employer loan contribution" in cash to the ESOP trustee in such amount as is necessary for the ESOP trustee to make principal and interest payments due on any share purchase loan outstanding in that plan year, after applying dividends and certain forfeitures to reduce the amount of such contributions pursuant to subsection 6.3 and subparagraph 9.5(b). Each such payment by the ESOP trustee will release company stock from the unreleased share account to the released share account of the ESOP Trust Fund (as such terms are defined in subsection 5.5). Company stock that is so released will be allocated to participants' ESOP stock accounts as provided in subsection 6.5.

     4.2 Employer Adjustment Contributions. Subject to the limitations set forth in Section 10, for any plan year in which a share purchase loan remains outstanding, ff so directed by the committee by writing filed with the chief financial officer of the company, the employers will make an "employer adjustment contribution" in cash to the ESOP trustee in the amount specified in such writing. Such employer adjustment contribution shall be used to make an additional payment on the share purchase loan then outstanding, and company stock released from the unreleased share account as a result of such payment shall be allocated to participants' ESOP stock accounts as provided in subsection 6.5.

     4.3 Individual Employer's Share of Employer Contributions. Each employer's share of employer contributions to be made pursuant to subsections 4.1 and 4.2 shall be determined by the company.

     4.4 Contributions of Participants' Savings. Subject to the conditions and limitations of Section 10, and in addition to employer contributions required to be made under subsections 4.1 and 42, each employer will make a contribution under the plan with respect to each participant employed by it who has elected pursuant to Section 3 to make before-tax or after-tax savings of the amount of reductions and deductions made by the employer during each payroll period from the participant's base pay.

     4.5 Verification of Employer Contributions. The certificate of an independent certified public accountant selected by the company as to the correctness of any amounts or calculations relating to the employers' contributions under the plan shall be conclusive on all persons.

     4.6 Discretionary Additional Employer Matching Contributions. Subject to the conditions and limitations set forth below in this subsection and in Section 10, but notwithstanding any other provisions of the plan to the contrary, for each plan year the employers may make an "additional employer matching contribution"in an amount determined pursuant to a resolution of the Board of

Directors of the company adopted not later than March 31 of the next following plan year (with each employer's share of such contribution to be determined by the company), subject to the following:

              (a) Such resolution shall specify either a fixed sum or a definite basis or formula by which the amount of the additional employer matching contribution for the plan year can be determined; provided, however, that in no event may the amount of the additional employer matching contribution to be made for any plan year exceed the maximum amount deductible on account of such contribution by the employers for that plan year as an expense for purposes of United States federal taxes on income or, where applicable, the Puerto Rico Internal Revenue Code.

              (b) An additional employer matching contribution made for any plan year shall be allocated among, and credited to, the employer matching accounts (as defined in subparagraph 6.1(c)) of eligible participants (as defined below), pro rata, according to the amounts of matched savings made by such participants, respectively, for that plan year. Only for the purpose of allocating an additional employer matching contribution for any plan year, the term 'eligible participant' as used above in this subparagraph means each participant who made matched savings for that plan year, other than a participant whose settlement date occurred during that plan year (but prior to the last business day of such year) because of the participant's involuntary termination of employment with the Pharmacia & Upjohn Companies for cause (as defined below) or voluntary termination of employment with the Pharmacia & Upjohn Companies. For purposes of this subparagraph, termination of employment with "for cause" means the willful and continued failure by an employee to substantially perform the duties assigned to that employee by his employer (other than any such failure resulting from the employee's incapacity due to physical or mental illness) or the employee's willfully engaging in conduct that is demonstrably and materially injurious to any one or more of the Pharmacia & Upjohn Companies, monetarily or otherwise. For the purpose of the next preceding sentence, an act or failure to act by an employee shall be deemed "willful" only where such action is taken, or failed to be taken, by the employee not in good faith and without reasonable belief that the employee's action or omission would be in the best interest of a Pharmacia & Upjohn Company. Participants who become participants in the company's PRTLOA program prior to January 1, 2000 shall be entitled to share in any additional employer matching contribution for the calendar year in which participation in PRTLOA commences as ff in active employment with the company at the end of such year.

                                   SECTION 5.
                                   ----------

              Investment of Participant and Employer Contributions
              ----------------------------------------------------


     5.1 Savings Investment Elections. When a covered employee enrolls in the plan, he shall specify in the enrollment process his election that his entire savings be invested in whole percentage amounts in one or more of the investment funds maintained as part of the trust fund as described in subsection 5.2. A participant or inactive participant may elect to change his investment election in whole percentage amounts with respect to savings made after the date of the election. Also, a participant or inactive participant may elect in accordance with subsection 53 that part or all of the balances in his accounts in the finds described in subsection 5.2 be transferred to any of the other funds in which his savings may be invested. Elections permitted under this subsection and under subsection 5.3 shall be made pursuant to procedures established by the committee.

     5.2 Investment Funds. The committee may designate, in its sole discretion, one or more funds under the trust for the investment of participants' savings (and those portions of participants' stock account balances as defined in subparagraph 5.6(a) that participants elect to diversify under subsection 5.6). The funds designated by the committee for this purpose shall be referred to herein as the "investment funds." The committee, in its discretion, may from time to time designate or establish new investment funds or eliminate existing investment funds. Investment in any investment fund so established shall be made in accordance with rules formulated by the committee and the accounting procedures applied under the plan shall be modified by the committee to the extent they deem appropriate to reflect investments in that investment fund.

     5.3 Investments Elections and Transfers. The trustee shall invest participants' before-tax and after-tax savings as soon as practicable after they are received by or become available to the trustee. Each fund's earnings shall be retained in, and reinvested as a part of, that fund. Effective as of any valuation date, a participant or inactive participant may elect to change his investment elections for both the participant's future savings (ff any) and the existing balances `m' his accounts (other than his employer matching and ESOP accounts, except as provided in subsection 5.6) by electing to transfer amounts among the investment funds pursuant to a procedure established by the committee.

     5.4 Pharmacia & Upjohn Stock Fund. Since January 1, 1990, no contributions other than any additional employer matching contributions under subsection 4.6 (and participant loan repayments made in accordance with subparagraph 8.3(d) that are credited to employer matching accounts, as defined in subparagraph 6.1(c)) are made to the "Pharmacia & Upjohn Stock Fund." Dividends and other earnings on company stock in the Pharmacia & Upjohn Stock Fund shall be retained in and reinvested as a part of that fund. Assets of the Pharmacia & Upjohn Stock Fund have been and shall continue to be invested entirely in shares of common stock of Pharmacia & Upjohn, Inc., except that the trustee may otherwise invest assets of that fund on a short-term basis, including short-term investments in any common or commingled trust fund maintained by the trustee. Notwithstanding the foregoing, in the event Pharmacia & Upjohn, Inc. is the subject of a tender offer (as such term is used in Section 14 of the Security Exchange Act of 1934) that applies to any or all shares of common stock of Pharmacia & Upjohn, Inc. held in that fund, the Pharmacia & Upjohn Stock Fund shall also consist of such securities or cash as the trustee may receive for the stock in that fund as a result of the tender offer or corporate reorganization following the tender offer.

     5.5 ESOP Trust Fund. The ESOP Trust Fund consists of all property of any kind held by the ESOP trustee. The committee shall continue to maintain or cause to be maintained in the ESOP Trust Fund the following fund accounts:

              (a) Unreleased Share Account. An "unreleased share account", which shall reflect the shares of company stock acquired by the ESOP trustee with the proceeds of a share purchase loan prior to the transfer of such shares to the released share account (as defined in subparagraph (b) next below), employer loan and adjustment contributions not yet applied to repay a share purchase loan, any temporary investment income attributable to such contributions, any cash dividends attributable to such shares or transferred to the unreleased share account pursuant to subsection 6.4, and any temporary investment income attributable to such dividends.

              (b) Released Share Account. A "released share account,"which shall reflect the shares of company stock transferred from the unreleased share account and all other assets of the ESOP Trust Fund other than those assets credited to the unreleased share account.

              (c) Temporary Investment of Cash. At the direction of the committee, cash held in the unreleased share account will be invested by the ESOP trustee, to the extent practicable, in short term securities or cash equivalents having ready marketability or as otherwise provided in the trust agreement.

In addition to the unreleased and released share accounts and participants' ESOP accounts described in subsection 6.1, the committee may maintain or cause to be maintained such other ESOP Trust Fund accounts and subaccounts as it considers advisable.

     5.6 Diversification of Investments in Company Stock. Pursuant to such rules as the committee may establish from time to time, participants (including inactive participants) may elect to diversify portions of their plan accounts invested in company stock, subject to the following:

              (a) Twenty-Five Percent Election. Each participant who has attained age 55 years but has not attained age 60 years and has at least ten years of employment service as defined in subsection 9.4 (a "qualified participant") may elect under rules established by the committee to transfer up to 25 percent of the portion subject to diversification (as described in subparagraph (c) next below) of either or both of his Pharmacia & Upjohn Stock Fund and ESOP Trust Fund account balances

                      ("stock account balances") to one or more of the investment funds provided under the plan for investment of participants' matched and voluntary savings.

              (b) Fifty Percent Election. Each participant who has attained age 60 years and has at least ten years of employment service (a "qualified participant") may elect under rules established by the committee to transfer up to 50 percent of the portion subject to diversification (as described in subparagraph (c) next below) of either or both of his stock account balances to one or more of the investment funds provided under the plan for investment of participants' matched and voluntary savings.

              (c) Portion Subject to Diversification. The portion of a qualified participant's stock account balances subject to diversification shall be equal to:

                      (i) With respect to a participant's ESOP Trust Fund account 25 percent (50 percent after the qualified participant meets the requirements set forth in subparagraph (b) next above) of the total number of shares of company stock that have ever been allocated to the account, less the number of such shares previously diversified pursuant to the participant's election under this subsection; and

                      (ii) With respect to a participant's Pharmacia & Upjohn Stock Fund account 25 percent (50 percent after the qualified participant meets the requirements set forth in subparagraph (b) next above) of the balance of the participants account as of the date of his current election less the aggregate percentage of such account previously diversified at the participant's election under this subsection. A qualified participant's Pharmacia & Upjohn Stock Fund account balance shall be determined on the basis of the closing price, as shown on the New York Stock Exchange composite tape (the "closing price"), on the accounting date as of which his diversification election is to be effective or, if no shares were traded on that accounting date, on the business day on which shares of company stock were last traded before such accounting date.

              (d) Additional Election Rules. Elections under this subsection may be effective as of any valuation date and shall be based on the applicable stock account balance as of that valuation date. In any one election, a qualified participant may diversify the entire remaining portion of his stock account or accounts subject to diversification, or a part of such diversifiable portion equal to any whole percentage of five percent or more of the applicable account balance.

     5.7 Voting and Tendering of Common Stock. The voting and tendering of company stock held in the Pharmacia & Upjohn Stock Fund and the ESOP Trust Fund, shall be subject to the following:

              (a) Applicable Shares. For purposes of this subsection, shares of company stock shall be deemed to be allocated and credited to a participant's employer matching account in an amount to be determined based on the balance in such account on the accounting date coincident with or next preceding the record date of any vote or tender offer and the closing price of company stock on such accounting date or, ff not traded on that date, on the business day on which shares of company stock were last traded before that accounting date. The number of shares of company stock credited to a participant's ESOP stock account on such accounting date shall be deemed to include anticipated allocations of such stock pursuant to the provisions of subsections 6.4 or 6.5.

              (b) Voting of Company Stock. Each participant who has company stock credited to his employer matching or ESOP stock accounts shall be given notice of the date and purpose of each meeting of the stockholders of Pharmacia & Upjohn, Inc. at which shares of company stock are entitled to be voted, and instructions shall be requested from each such participant as to the voting at that meeting of such company stock. If the participant furnishes instructions within the time specified in the notification given to him, the trustee and the ESOP trustee (the "trustees") shall vote such company stock in accordance with the participant's instructions. Each such participant also shall direct how the trustees vote his proportionate share (as defined below) of the votes attributable to shares of company stock that have not been credited to any participant's employer matching or ESOP stock accounts or for which no instructions were timely received by the trustees, whether or not credited to the account of any participant. A participant's "proportionate share" shall be a fraction, the numerator of which shall be the number of votes attributable to shares of company stock credited to the participant's employer matching and ESOP stock accounts under the plan, and the denominator of which shall be the total number of votes attributable to shares of company stock credited to the employer matching and ESOP stock accounts of all participants under the plan who have provided timely instructions for the trustees under this subparagraph. The committee shall establish procedures under which notices shall be furnished to participants as required by this subparagraph (b) and under which the participants' instructions shall be furnished to the trustees.

              (c) Tendering of Company Shares. Each participant who has shares of company stock credited to his employer matching and ESOP stock accounts shall be furnished notice of any tender offer for, or a request or invitation for tenders of company stock made to the trustees. Instructions shall be requested from each such participant as to the tendering of shares of company stock credited to his employer matching and ESOP stock accounts and for this purpose participants shall be provided with a reasonable period of time in which they may consider any such tender offer for, or request or invitation for tenders o company stock made to the trustees. The trustees shall tender such company stock as to which the trustees have received instructions to tender from participants within the time specified. Company stock credited to employer matching and ESOP stock accounts as to which the trustees have not received instructions from participants shall not be tendered. Each such participant also shall furnish instructions with respect to tendering by the trustees of his proportionate share (as defined below) of the shares of stock that have not been credited to any participants employer matching or ESOP accounts. A participant's "proportionate share" shall be a fraction, the numerator of which shall be the number of shares of company stock credited to the participant's employer matching and ESOP accounts under the plan, and the denominator of which shall be the total number of shares of company stock credited to the employer matching and ESOP accounts under the plan of all participants who have provided timely instructions for the trustee under this subparagraph. The committee shall establish procedures under which notices shall be furnished to participants as required by this subparagraph (c) and under which the participants' instructions shall be furnished to the trustees.

In carrying out their responsibilities under this subsection the trustees may rely on information furnished to them by (or under procedures established by) the committee.

                                   SECTION 6.
                                   ----------

                                   Accounting
                                   ----------

     6.1 Participants' Accounts. The committee shall maintain or cause to be maintained under the plan the following accounts in the name of each participant:

              (a) Before-Tax Savings Account. A "before-tax savings account" to reflect the participant's matched and voluntary before-tax savings, and earnings resulting from the investment of such savings.

              (b) After-Tax Savings Account. An "after-tax savings account" to reflect the participant's matched and voluntary after-tax savings, and earnings resulting from the investment of such savings.

              (c) After-Tax Matching Account. An "employer matching account" to reflect employer contributions made on behalf of the participant prior to January 1, 1990, employer matching contributions under subsection 4.6 and earnings resulting from the investment of such contributions. All funds in the participant's employer matching account are invested in the Pharmacia & Upjohn Stock Fund.

              (d) ESOP Stock Account. An "ESOP stock account" to reflect shares of company stock allocated to the participant as a result of employer contributions under the ESOP Plan, shares of company stock transferred from the unreleased share account and allocated to the participant as a result of applying employer loan contributions, employer adjustment contributions and other amounts to repay a share purchase loan.

              (e) Rollover Account. A "rollover account' to reflect any rollover contributions made by the participant pursuant to subsection 3.11 and any earnings resulting from the investment of such savings.

Each before-tax account, after-tax savings account and rollover account shall be divided into separate investment subaccounts reflecting the portions of such accounts that are invested in the investment funds described in subsection 5.2. The committee may establish and maintain in the names of participants such additional accounts or subaccounts as it may deem necessary or advisable.

     6.2 Crediting of Participants' Savings. As of each accounting date, each participant's matched and voluntary before-tax savings since the preceding accounting date shall be credited to his before-tax savings account and each participant's matched and voluntary after-tax savings since the preceding accounting date shall be credited to his after-tax savings account.

     6.3 Transfer of Shares From Unreleased Share Account to Released Share Account. Employer loan contributions, employer adjustment contributions, cash dividends paid on shares of company stock held in the released share account and unreleased share account, any investment income attributable to such contributions or dividends, and certain forfeitures described in subparagraph 9.5(b) may be used, at the direction of the committee, to repay a share purchase loan. The repayment of a share purchase loan shall cause a transfer of shares of company stock from the unreleased share account to the released share account each plan year (or more frequently, ff the committee so determines). The number of shares to be transferred shall be determined by multiplying the number of shares in the unreleased share account by a fraction, the numerator of which is the principal and interest payments during that plan year (or other period) and the denominator of which is the sum of the numerator plus the total projected principal and interest payments during the remainder of the term of the share purchase loan. If the requirements of Treasury Reg. Section 54.4975-7(b)(8)(ii) are satisfied, the phrase principal and interest in the preceding sentence shall be replaced by the word principal.

     6.4 Allocation of Company Stock Based upon Cash Dividends on Shares in ESOP Stock Accounts. The cash dividends on company stock in the participant's ESOP stock account shall be applied toward repayment of any share purchase loan. Company stock held in the released share account which is equal in value (based upon the cost of the company stock to the ESOP trustee) to such cash dividends shall be allocated to the participant's ESOP stock account. Such allocation shall take place as of the date cash dividends on company stock are credited under the plan. The full amount of the cash dividends will be transferred immediately to the unreleased share account for use in repayment of the share purchase loan. The shares of company stock allocated each year to a participant's ESOP stock account under this subsection shall in no event have a fair market value of less than the amount of the cash dividends on company stock in the participant's ESOP stock account which are applied toward repayment of the share purchase loan. To the extent necessary to make the allocation of company stock to participants' ESOP stock accounts as described in this subsection, company stock released as a result of a share purchase loan payment in the next subsequent plan year may be retroactively allocated, as long as the share purchase loan payment and such retroactive allocation are made no later than the time prescribed by law for the company to file its federal tax return for the taxable year of the company that coincides with the plan year for which the allocation is made, including any extensions of time thereof The provisions of this subsection shall be applied on a uniform basis under rules adopted by the committee.

     6.5 Allocation of Company Stock as a Matching Contribution. Subject to the conditions and limitations of the plan, a portion of the company stock transferred to the released share account pursuant to subsection 6.3 (other than company stock allocated to ESOP stock accounts under subsection 6.4) shall be allocated on each accounting date as a "matching allocation", under rules adopted by the committee and applied on a uniform basis, to eligible participants' ESOP stock accounts in an amount equal in value (based upon the cost of the company stock to the ESOP Trustee) to 50 percent of the matched savings made by such participants during the accounting period ending on that accounting date. "Eligible participants" means participants who have made matched savings during the accounting period for which an allocation is being made. To the extent necessary to make a 50 percent matching allocation to each participant's ESOP stock account during a plan year, company stock released as a result of an employer loan contribution made in the next subsequent plan year may be retroactively allocated, as long as such contribution and such retroactive allocation are made no later than the time prescribed by law for the company to file its federal tax return for the taxable year of the company that coincides with the plan year for which the allocation is made, including any extensions of time thereof Although the employers intend and expect to make a 50 percent matching allocation for each plan year, they reserve the right to decrease or increase the level of matching allocations. In no event, however, shall allocations made for a plan year under this subsection and subsection 6.6 be less than: (a) the amount of company stock transferred from the unreleased share account as a result of employer loan contributions made in that plan year reduced by (b) the amount of company stock retroactively allocated to the prior plan year, if any.

     6.6 Extra-Matching Allocation. If at the end of a plan year the shares of company stock released pursuant to subsection 6.3 during that year exceed the sum of the number of shares required to be allocated under subsections 6.4 and 6.5, such excess shares shall be allocated as an "extra- matching allocation" to eligible participants on the last accounting date of the plan year, subject to the limitations set forth in Section 10. For purposes of the extra-matching allocation, "eligible participants" means participants and inactive participants who made matched savings during the plan year and who have account balances under the plan on the last accounting date of the plan year. The portion of the total excess shares allocated to each eligible participant's account shall be determined based on a fraction in which the numerator is the participant's matched savings for the plan year and the denominator is the matched savings made by all eligible participants for the plan year.

     6.7 Adjustment of Participant Accounts. Pursuant to rules established by the committee and applied on a uniform basis, as of each accounting date at the end of a payroll period applicable to a participant, the participant's accounts shall be credited with any savings made by the participant during the payroll period ending on that date and credited with anticipated or actual matching allocations of company stock, as applicable for such accounting date to the participant under the committee rules. Pursuant to rules established by the committee and applied on a uniform basis, as of each valuation date each participant's accounts shall be adjusted to reflect the participant's share of the adjusted net worth of the Pharmacia & Upjohn Stock Fund and the investment fund or funds in which the participant's savings are invested, credited with any cash dividends on company stock held in the participant's ESOP stock account (which will then immediately be converted to shares of company stock), and charged to reflect all distributions, withdrawals, loans and transfers not previously charged.

     6.8 Temporary Investment Income in ESOP Trust Fund. Temporary investment income resulting from the investment of cash held in the unreleased share account under the ESOP Trust Fund shall be credited to the account to which it pertains. The term "temporary investment income" means income resulting from the temporary investment of employer contributions, cash dividends and any other amounts.

     6.9 Fair Market Value of Company Stock. For purposes of the ESOP Trust Fund, the fair market value of common stock shall be determined by the committee in accordance with the provisions of Section 3(18)(A) of ERISA and the fair market value of preferred stock shall be determined by the committee in accordance with the provisions of Section 3(18)(B) of ERISA.

     6.10 Stock Dividends, Stock Splits and Capital Reorganizations Affecting ESOP Shares. Shares of company stock received by the ESOP trustee that are attributable to stock dividends, stock splits or to any reorganization or recapitalization of Pharmacia & Upjohn, Inc. shall be credited to the unreleased share account ff attributable to shares held in that account, or shall be credited to the released share account (including participants' ESOP stock accounts) if attributable to shares held in the released share account so that the interests of participants immediately after any such stock dividend, split, reorganization or recapitalization are the same as such interests immediately before such event.

     6.11 ESOP Share Records. The committee shall maintain or cause to be maintained records as to the number and cost of shares of company stock acquired or transferred by or within the ESOP Trust Fund in accordance with the applicable provisions of this Section 6.

     6.12 Statement of Accounts. The committee will provide each participant with a statement reflecting the balances in his accounts under the plan at such times as are established by the committee. No participant except a person authorized by the company or the committee, shall have the right to inspect the records reflecting the accounts of any other participant.

                                   SECTION 7.
                                   ----------

                              Inactive Participants
                              ---------------------

     7.1 Inactive Participants. A participant will become an "inactive participant" as of:

              (a) The participation date as of which he elects to discontinue his matched savings;

              (b) The date he ceases to be a covered employee but continues in the employ of a Pharmacia & Upjohn Company;

              (c) The accounting date as of which the participant's savings are suspended because of a withdrawal under subsection 8.2, or because of his failure to repay a loan under subsection 8.3; or

              (d)     His settlement date.

The term inactive participant also will include alternate payees under a qualified domestic relations order (as defined in Section 414(p) of the Code) and the beneficiary of a deceased participant or of an inactive participant until complete distribution of the benefits distributable to the beneficiary. A participant who becomes an inactive participant will remain an inactive participant until he or she again becomes a participant or until all amounts allocated and credited to his accounts in all funds have been paid over to or for him or forfeited pursuant to the provisions of the plan.

     7.2 Status of Inactive Participant. An inactive participant will be considered a participant for all purposes of the plan, except as follows:

              (a)     No savings may be made while an inactive participant.

              (b) No share of employer contributions will be credited to his ESOP stock account for the period during which he is an inactive participant.

                                   SECTION 8.

                              Withdrawals and Loans


     8.1 Withdrawals of After-Tax Savings, Employer Matching Contributions, and Rollover Contributions. A participant or inactive participant, pursuant to a procedure established by the committee, may withdraw on any accounting date (such date will be called his "withdrawal date") all or a portion of the balances in his rollover account, his after-tax savings account, his employer matching account, if any, as follows:

              (a) Rollover Account. A participant or inactive participant may withdraw all or any part of his rollover account balance, without restriction.

              (b) After-Tax Savings Account. The participant or inactive participant may withdraw all or any part of his after-tax savings account balance, provided that such withdrawal shall be satisfied by: (1) first, distributing any unwithdrawn after-tax savings that were made on or before December 31, 1986; (2) then, distributing the portion of his unwithdrawn after-tax savings made on or after January 1, 1987 along with a pro rata share of earnings on those amounts; and (3) finally, distributing any remainder due from the earnings allocated to his after-tax savings account. Matched after-tax savings contributions made after January 1, 1997 may be withdrawn only after such contributions have been held in the plan for at least two fall years of participation.

              (c) Employer Matching Account. If an active or inactive participant has three or more years of participation (as defined in subsection 93) and has requested a withdrawal of the maximum amount of his after-tax savings account balance permissible under subparagraph (a) next. above, such participant may request a withdrawal of any part or all of his employer matching account balance; provided, however, that for participants whose settlement date has not occurred, the maximum amount ale for distribution pursuant to this subparagraph shall be reduced by the holdback amount (as defined below). The "holdback amount" is equal to the employer contributions which have not been credited to his employer matching account for at least two full years of participation. A participant may request a withdrawal of the holdback amount if the participant qualifies for a hardship withdrawal of that amount, applying the rules contained in subsection 8.2(b).

              (d) No Withdrawals of ESOP Accounts. A participant may not withdraw any portion of his ESOP accounts.

              (e) Form of Distributions, Account Balances. Distributions under this subsection 8.1 from the investment funds described in subsection 5.2 will be made in cash, and distributions from the Pharmacia & Upjohn Stock Fund will be made in cash or company stock, or partly in each, as directed by the committee (the number of shares of stock to be distributed being determined on the basis of the closing price on the withdrawal date or on the business day on which shares of company stock were last traded before the withdrawal date). Reference above to a participant's or inactive participant's account balance means the balance in his employer matching account as of the withdrawal date, after all account balances have been adjusted as of that date in accordance with subsection 6.7.

              (f) Suspension of Allocations. If a participant makes a withdrawal under this subsection 8.1 of his matched after-tax savings made before January 1, 1997 and which have not been held in the plan for at least two full years of participation, employer contributions shall be suspended for the following three calendar months.

     8.2 Withdrawals of Before-Tax Savings. A participant or inactive participant may, pursuant to a procedure established by the committee, withdraw amounts from his before-tax savings account as of any accounting date (such date shall be his "withdrawal date") in accordance with the following:

              (a) Unrestricted Withdrawals. A participant or inactive participant who has attained age 59-1/2 years but whose settlement date has not occurred, or an inactive participant whose settlement date has occurred, whether or not he has attained age 59-1/2 years, may withdraw all or a portion of his before-tax savings, including earnings thereon, for any reason.

              (b) Hardship Withdrawals. A participant or inactive participant who is under age 59-1/2years and whose settlement date has not occurred may withdraw all or a portion of his before-tax savings, plus earnings credited to such savings for any period ended before January 1, 1989, if the withdrawal is a hardship withdrawal. A "hardship withdrawal" is a withdrawal of an amount that is necessary to satisfy an immediate and heavy financial need of the participant and for which other resources are not reasonably available to the participant, and may include amounts necessary to pay applicable income taxes and penalties because of the hardship distribution. The foregoing definition shall be applied as follows:

                      (i) Determination of Need. Determination by the committee of whether an immediate and heavy financial need exists shall be based on all relevant facts and circumstances. Facts and circumstances to be taken into account shall include (but not be limited to):

                               (A)      the purchase (excluding mortgage
                                        payments) of a principal residence for
                                        the participant;

                               (B) preventing foreclosure on or eviction from the participant s principal residence;

                               (C) payments to prevent the termination of utility service to the participant's principal residence;

                               (D) unreimbursed medical expenses described in Section 213(d) of the Code incurred by or necessary to obtain care for the participant the participants spouse, or any dependents of the participant;

                               (E)      funeral expenses incurred by the
                                        participant for the participant's
                                        spouse, parents, spouse's parents, or
                                        any dependents of the participant;

                               (F) the expense of tuition, room and board, and related educational fees for the next 12 months of post secondary education for the participant, the participant's spouse, the participant's children, or the participant's dependents; or

                               (G) the payment of a state or federal income tax levy.

                      The committee may rely on a participant's written representation as to the nature of the hardship justifying the withdrawal.

                      (ii) Determination of Amount Reed to Satisfy Need. If the committee determines that a hardship exists with respect to a participant, the committee may require that a participant submit such information as the committee deems necessary to determine whether the amount of the requested withdrawal is necessary to satisfy the participant's immediate and heavy financial need. The committee may rely on the participant's representation as to the amount required and the absence of other reasonably available resources, such as insurance, the liquidation of the assets, cessation of savings under the plan, other distributions or nontaxable loans from the plan or other qualified plans maintained by the Pharmacia & Upjohn Companies, or commercial loans on reasonable commercial terms.

                      (iii) Safe Harbor Election. In lieu of mailing a written representation as to the absence of other reasonably available resources, a participant who has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available under all qualified plans maintained by the Pharmacia & Upjohn Companies may elect a hardship withdrawal of an amount not in excess of the amount of his immediate and heavy financial need under the safe harbor provisions of Treasury Regulation Section 1.401(k)-l(d)(2). The safe harbor provisions require that: (A)the participants matched savings and voluntary savings (both before-tax and after-tax) be suspended for the 12-month period beginning immediately after the accounting date following his withdrawal date, and (B) the annual dollar limit on the participant's before-tax matched and voluntary savings under subsection 10.6 applicable for the plan year following the plan year in which the hardship withdrawal was received be reduced by the aggregate amount of the participant's before-tax matched and voluntary savings made in the plan year of the receipt of the hardship withdrawal.

     8.3 Loans to Participants. Although the primary purpose of the plan is to allow participants to accumulate retirement funds, it is recognized that under some circumstances it would be in the best interest of participants to permit loans to be made to them from their accounts under the plan. Accordingly, the committee, pursuant to such rules as it may from time to time establish and uniformly apply, may direct the trustee to make a loan for any purpose to a participant, subject to the following:

              (a) Terms and Conditions of Loans. All loans shall be subject to the following terms and conditions:

                      (i) Each request for a loan must be made before the participant's settlement date under a procedure established by the committee on or before the accounting date as of which the loan is to be charged to the participant's accounts (the "loan date"). If the committee determines before the loan date that the participant's settlement date has occurred, the participant's request automatically will be cancelled.

                      (ii) Each loan shall be evidenced by a note in a form furnished by the committee and shall bear interest at the rate that is in effect on the loan date. The interest rate for loans shall be determined by the committee no less frequently than quarterly based on appropriate factors in accordance with Department of Labor regulations.

                      (iii) Each participant may have no more than three loans outstanding at any time.

                      (iv) Each loan to a participant shall be secured by a pledge to the trustee of a portion of the participant's vested account balances under the plan.

                      (v) The making of a loan shall be deemed a consent by the participant to charging his accounts under the plan if any portion of the loan (and any accrued interest thereon) has not been paid as of the date set forth under subparagraph (e) next below.

              (b) Amount of Loans. The principal amount of any loan made to a participant, when added to the outstanding balance (including accrued but unsaid interest) of any prior loans made to the participant from all qualified plans maintained by the Pharmacia & Upjohn Companies, shall not exceed the lesser of.

                      (i)      $50,000, reduced by the excess (if any) of:

                               (A) the highest outstanding balance during the one-year period ending immediately preceding the loan date, over

                               (B)      the outstanding balance on the loan
                                        date,

                      of all such loans from all such plans; or

                      (ii) 50 percent of the sum of: (1) the net credit balances in his accounts under the plan which reflect his matched and voluntary savings and (2) the portion of his employer matching account and his ESOP accounts (valued in accordance with subsection 6.9) in which he would have a nonforfeitable interest (as provided under subsection 9.2 or 9.6) ff his settlement date were to occur on the loan date.

              The principal amount of any loan made to a participant shall not be less than a minimum amount determined by the committee, which initially shall be $500, and in no event shall be more than the balances in his before-tax, after-tax and employer matching accounts.

              (c) Sources for Loans. A loan granted under this subsection to a participant shall be made by liquidating and converting to cash, first, his after-tax savings account; next, his employer matching account; and, finally, his before-tax savings account. The investment funds in which a participant's after-tax savings and before-tax savings are invested shall be liquidated on a pro rata basis. A participant's ESOP accounts may not be used as a source for a loan.

              (d) Repayment of Loans. Each loan shall specify a repayment period of from one to five years. However, any loan used to acquire any dwelling unit that within a reasonable time is to be used (determined as of the loan date) as the principal residence of the participant may be repaid over a period of from one to ten years. Repayments must be made by payroll deduction, except that a participant who enters upon an authorized absence from work without pay while a loan is outstanding shall make repayments by money order, certified check or cashier's check during the period of such absence. The committee shall separately account for repayments made with respect to each participant loan, and as repayments are credited with respect to a loan, the unpaid balance of such loan shall be reduced. Repayments of principal and interest shall be credited to the participant's accounts, under uniform rules established by the in the same proportion as funds borrowed from each account bore to the total amount of the original loan. Repayments credited to a participant's before-tax and after-tax savings accounts shall be invested on a pro rata basis in accordance with the participant's current investment election as to future savings (or if the participant is not currently making savings, in accordance with his most recent investment election). Loans may be prepaid at any time by money order, certified check or cashiers check in accordance with rules and procedures established by the committee. Loan repayments will be suspended under the plan as permitted under Section 414(u)(4) of the Code.

              (e) Loans in Suspense; Unpaid Loans at Termination. If a participant falls to make scheduled loan repayments or reaches his settlement date with an outstanding loan balance, the following shall apply:

                      (i) If a participant whose settlement date has not occurred fails for three consecutive months to repay any portion of a loan made to him under the plan and accrued interest thereon in accordance with the terms of the loan, such loan will be considered in suspense. A participant who has a loan in suspense shall not be eligible to make further loans or to make matched or voluntary savings contributions under the plan. Loans in suspense shall be further handled under uniform rules established by the committee in accordance with Internal Revenue Service and Department of Labor rules and regulations.

                      (ii) If, ninety days after a participant's retirement, resignation, dismissal or death, any loan or portion of a loan made to him under the plan remains outstanding, then, an amount equal to the unpaid balance of such loan shall be deemed for all purposes of the plan and for tax purposes to have been distributed to the participant.

                      (iii) Participants who become participants in the company's PRTLOA program prior to January 1, 2000 may continue to make loan payments during the period covered by PRTLOA.

                                   SECTION 9.
                                   ----------

                        Settlement Dates and Distribution
                        ---------------------------------


     9.1 Settlement Dates. A participant's "settlement date" will be the date on which the earliest of the following events occurs:

              (a) Normal Retirement. The participant retires or is retired from the employ of the Pharmacia & Upjohn Companies upon attaining age 65 years ("normal retirement age").

              (b) Deferred Retirement. The participant retires or is retired from the employ of the Pharmacia & Upjohn Companies after attaining normal retirement age.

              (c) Disability Retirement. The participant retires or is retired from the employ of the Pharmacia & Upjohn Companies because he is disabled. A participant will be considered "disabled" if he has qualified for long-term benefits under the Pharmacia & Upjohn Absence Payment Plan.

              (d) Disability Leave of Absence. The participant is placed on an authorized absence from work because of disability (a "disability leave of absence").

              (e)     Death. The participant's death.

              (f) Resignation or Dismissal. The participant resigns or is dismissed from the employ of the Pharmacia & Upjohn Companies before he qualifies for retirement under subparagraph (a), (b), or (c) next above, and before being placed on a disability leave of absence under subparagraph
                      (d) next above.

     9.2 Vesting and Distribution on Resignation or Dismissal. A participant always shall have a nonforfeitable interest in his entire before-tax and after-tax savings accounts, and upon attaining normal retirement age, shall have nonforfeitable interest in his entire employer matching account and ESOP accounts. If a participant's settlement date occurs under subparagraph 9.1(f), his nonforfeitable interest if any, in his employer matching account and his ESOP accounts shall be determined in accordance with the following table:


          Years of             Nonforfeitable Percentage
       Participation                  of Accounts
       -------------           -------------------------
        less than 1                        0
     1 but less than 2                   33-1/3
     2 but less than 3                   66-2/3
  ---------------------------------------------------------
         3 or more                        100
provided, however, that if the participant has less than three years of participation but has five or more years of employment service, he shall have a nonforfeitable interest in his entire employer matching and ESOP accounts.

Any participant entitled to a nonforfeitable interest in his employer matching and ESOP accounts under the terms of the plan as in effect immediately prior to the effective date shall have a nonforfeitable interest in such amounts hereunder, including participants who previously were participating in the Pharmacia U.S. Inc. Employee Savings Plan. Benefits transferred to this plan from the Pharmacia U.S. Inc. Employee Savings Plan shall be held hereunder in conformance with Section 411(d)(6) of the Code and pursuant to rules and procedures established by the committee.

The balances in a participant's before-tax and after-tax savings accounts, and the portion of the balances in his employer matching and ESOP accounts in which he has a nonforfeitable interest as of his settlement date, will be distributed to him in accordance with subsection 9.6(b) as soon as practicable after his settlement date, unless subparagraph 9.7(e) applies in his case and he has chosen to defer distribution under the provisions of that subparagraph. Reference as of any date to the participant's "account balance" in the following provisions of this Section 9 relating to distributions means the balances in the portion of his accounts in which he has a nonforfeitable interest, after all required adjustments to his accounts under Section 6 until distribution.

     9.3 Years of Participation. An employees "years of participation" means the number of calendar months within his period of employment service during which he was either a participant or an inactive participant divided by twelve, excluding (if he incurs a one-year break in service) any period after his settlement date and before he again becomes a participant.

     9.4 Years of Employment Service. An employee's "employment service" means his period of employment with the Pharmacia & Upjohn Companies commencing on his employment date and ending on his settlement date, subject to the following:

              (a) Authorized Absence from Work. An authorized absence from work, as defined in subsection 2.6, will not interrupt, continuity of employment for the purpose of determining employment service.

              (b) Reemployment. If an employee's employment with the Pharmacia & Upjohn Companies terminates but he is reemployed within twelve months, then, subject to the provisions of Section 11, his employment shall be deemed not to have terminated and his period of absence shall be considered as a period of employment with the Pharmacia & Upjohn Companies in determining his employment service.

A participant's "years of employment service" means the total years, months and days of employment service determined as provided in this subsection.

     9.5 Forfeitures. Forfeitures shall be handled under the plan as follows:

              (a) Separate Accounts. If a participant's settlement date occurs under subparagraph 9.1(f), the portion, if any, of his employer matching and ESOP account balances that he is not entitled to receive as of his settlement date because of the provisions of subsection 9.2 shall be maintained as separate accounts in his name, subject to the adjustments required under Section 6, until he incurs five consecutive one-year breaks in service. When he incurs five consecutive one-year breaks in service such accounts shall become a "forfeiture." If the participant is reemployed by a Pharmacia & Upjohn Company before he has incurred five consecutive one-year breaks in service, the provisions of Section 11 shall apply.

              (b) Application of Forfeitures. Forfeitures attributable to a participant's employer matching account shall be applied to reduce the amount the employers otherwise would be required to contribute under the plan after such forfeitures arise. At the direction of the committee, forfeitures from participants' ESOP accounts shall be used to pay proper expenses of the plan and the trust funds.

              (c) One-Year Break in Service. A participant shall incur a "one-year break in service" if his settlement date occurs under subparagraph 9.1(f) and he is not reemployed by a Pharmacia & Upjohn Company prior to the first anniversary of his settlement date. However, absences from work for any period by reason of a participant's pregnancy, the birth of a child of the participant, the placement of a child with the participant in connection with the adoption of the child by the participant, or for purposes of caring for a child immediately following such birth or placement shall be taken into account as service, to the extent required by federal law, for the purpose of determining whether a participant has incurred a one-year break in service.

     9.6 Vesting and Distribution on Retirement Disability Leave of Absence, or Death. If a participants settlement date occurs under subparagraph 9.1(a), (b),
(c), (d) or (e), the participant or his beneficiary, as the case may be, shall have a nonforfeitable interest in his entire employer matching and ESOP accounts as well as in his entire before-tax and after-tax savings accounts. Subject to the conditions and limitations set forth below and in subsection 9.7, the balances in such accounts as of the participant s settlement date, after all required adjustments under Section 6 have been made until distribution, will be distributed to or for the benefit of the participant, or to or for the benefit of his beneficiary, as the case may be, as follows:

              (a) Annuity Contracts. If the participant had attained normal retirement age on or before his settlement date and has an eligible spouse (as defined in subsection 9.8) as of the date distribution of his accounts is to be made or begin, he may elect that as soon as practicable after his settlement date the committee direct the trustee to apply the entire balances in his accounts to purchase an annuity contract from a legal reserve life insurance company selected by the committee. The annuity contract win provide a monthly annuity payable to him for the balance of his fife and, if he is survived by his eligible spouse, a continuing monthly payment to his eligible spouse for the balance of his eligible spouse's life equal to 50 percent of the amount of the monthly annuity that had been payable to the participant under the contract.

              (b) Lump Sum or Installment Distributions. If the participant does not qualify for distribution under subparagraph (a) next above, or if the participant does qualify but does not make such election, distribution of his accounts shall be made as soon as practicable after his settlement date by one or both of the following methods:

                      (i)      By payment in a lump sum.

                      (ii) By payment in a series of substantially equal annual installments over a period specified by the participant not to exceed fifteen years.

     9.7 Special Provisions as to Distributions Under the Plan. Distributions made under the plan pursuant to subsections 9.2 and 9.6 shall be subject to the following:

              (a) Participants' Distribution Elections. A participant may make an election pursuant to a procedure established by the committee as to how his account balances are to be distributed to him and, in case of his death before complete distribution thereof to his beneficiary, in the event his account balances are to be distributed under subparagraph 9.6(b). His beneficiary may elect pursuant to a procedure established by the committee that distribution be made in a manner permitted under subsection 9.6 not directed by the participant that is in compliance with federal law and regulations. If a participant has not elected how his account balances are to be distributed to him or to his beneficiary and his beneficiary fails to make an election permitted by the prior sentence, the committee shall decide how distribution of such account balances shall be made.

              (b) Installment Distributions. If a participant's account balances are to be distributed to him or to his beneficiary in installments under subparagraph 9.6(b)(ii), distribution shall be made under that subparagraph in such sequence and proportions of such account balances as the participant shall have directed in his election made pursuant to a procedure established by the committee or, in the absence of such a direction, as the committee determines. Any time after installment distributions to the participant commence, the participant may elect, at such time and in such manner as the committee shall determine with respect to all such elections, to accelerate installment payments, to receive his remaining account balances in a lump sum as soon as practicable after the election is made, or to temporarily suspend installment distributions (as long as the participant's account balances are fully distributed in according with the following:

                      (i) If the participant's settlement date occurred for a reason other than his death, the installment payments shall be made over a period specified by the participant not to exceed fifteen years or, if smaller, the joint life and last survivor expectancy of the participant and his beneficiary (or the life expectancy of the participant if he has no beneficiary). However, if the participant's beneficiary is not the participant's eligible spouse and is more than ten years younger than the participant, the installment payments shall be made over a period not exceeding the joint life expectancy of the participant and a beneficiary ten years younger than the participant.

                      (ii) If the participant dies on or after his settlement date but before his required beginning date, installment payments shall be made over a period not to exceed five years from the date of the participant's death or, if greater, the normal life expectancy of the participant's beneficiary. However, if the participant's beneficiary is not the participant's eligible spouse, installment payments shall commence not later than one year after the death of the participant (or such later date as is prescribed by regulations issued by the Secretary of the Treasury) or, if the beneficiary is the participant's eligible spouse, installment payments shall commence by the date the participant would have attained age 70-1/2years.

                      (iii) If a participant dies on or after his required beginning date, installment payments shall be made over a period not to exceed the period over which payments would have been made to the participant but for his death.

              The committee from time to time may determine the minimum annual amounts that may be distributed in installments under this subparagraph. Life expectancies under this subparagraph shall be determined by use of the expected return multiples contained in Treasury Regulation Section 1.72-9. The life expectancy of the participant and his eligible spouse shall be recalculated annually, unless the participant elects that life expectancies shall not be recalculated.

              (c) Distribution of Cash or Shares. Distribution of a participant's savings and employer matching account balances shall be made in cash, except that, if the participant so elects, the committee may distribute part or all of the participant's employer matching account in the form of shares of company stock held in the Pharmacia & Upjohn Stock Fund (the number of shares to be distributed being determined on the basis of the closing price as of the valuation date as of which distribution is to be made). A participant's ESOP account balances shall be distributed in cash or in common stock of Pharmacia & Upjohn, Inc., as the participant elects. With respect to preferred stock in a participant's ESOP stock account, the committee shall direct the ESOP trustee to sell such shares to Pharmacia & Upjohn, Inc. (at not less than fair market value) or to convert such shares to common stock.

              (d) Commencement of Distributions. Unless the participant elects otherwise, distribution of a participant's account balances shall commence not later than the sixtieth day after the end of the plan year in which the latest of the following occurs:

                      (i)      the participant attains normal retirement age; or

                      (ii) the participant's employment with the Pharmacia & Upjohn Companies terminates; or

                      (iii) the amounts payable to the participant are ascertained by the committee or, if the participant previously could not be located after malting reasonable efforts to do so, the date the participant is located by the committee.

              Notwithstanding the foregoing, distribution of such account balances must commence not later than the participants required beginning date. The term "required beginning date" means April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2. All distributions under the plan shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

              (e) Vested Account Value of More than $5,000. Notwithstanding any other provisions of the plan, if as of a participants settlement date the total value of his vested accounts that otherwise would be required to be distributed to him under the plan exceeds $5,000 ($3,500 for the plan year beginning on the effective date), no portion of such accounts shall be distributed before the earliest of: (i) the date the participant elects a total distribution of such accounts; (ii) the date the participant attains age 70-1/2years; or (iii) the date the participant dies. The participant's vested accounts shall then be distributed in accordance with subsection 9.2 or 9.6, as applicable.

              (f) Vested Account Value of $5,000 or Less. If as of a participant's settlement date the total value of his vested accounts is equal to or less than $5,000 ($3,500 for the plan year beginning on the effective date), such accounts shall be distributed to him (or in the event of his death, to his beneficiary) in a lump sum as soon as practicable after his settlement date.

     9.8 Eligible Spouse. The spouse of a participant will be considered an "eligible spouse" as of any date if the participant and his spouse were lawfully married under the laws of the state where the marriage was contracted and the marriage remains legally effective on that date.

     9.9 Designation of Beneficiaries. Each participant may, from time to time, designate any person or persons as his beneficiary or beneficiaries (who may be designated concurrently, contingently or successively) to whom his account balances are to be paid in case of his death before he receives all of such balances. A beneficiary designation will be effective only when it is signed and filed with the committee while the participant is alive and will cancel all beneficiary forms previously signed and filed by the participant; provided that no beneficiary designation by a participant that names a beneficiary other than the participant's eligible spouse, ff any, immediately prior to the participant's death shall be effective unless such spouse has consented to the designation of such other beneficiary on a form to be provided by the committee which acknowledges the effect of the designation and is witnessed by a notary public; provided further that such consent shall not be required if it is established to the satisfaction of the committee that such consent cannot be obtained because there is no eligible spouse, the eligible spouse cannot be located or other circumstances et as prescribed in applicable federal law and regulations. Any such consent shall be effective only with respect to the eligible spouse giving the consent and shall be irrevocable with respect to the beneficiary as whom the consent was given. If a deceased participant had failed to designate a beneficiary as provided above, or if the beneficiary who had been designated by a deceased participant dies before the participant or before complete payment of his account balances, the committee shall direct payment of such account balances to the participant's eligible spouse or ff there is no eligible spouse, the committee, in its discretion, may direct payment to any of the following classes of beneficiaries:

              (a)     The participant's surviving children;

              (b)     The participant's surviving parents;

              (c)     The participant's surviving brothers and sisters;

              (d) An individual not described above who is a natural object of the Participant's bounty or a dependent of the participant; and

              (e) The executor or administrator of the participant's estate or, if such benefits are payable because of the death of a person other than the participant, to the executor or administrator of the estate of such person.

The terms "beneficiary" or "beneficiaries" as defined above also shall include any person or persons not designated by the participant but to whom the participant's death benefits become payable under this subsection. In no event may the beneficiary of a participant or inactive participant or the beneficiary of a deceased participant or inactive participant designate a beneficiary.

     9.10 Missing Participant's or Beneficiaries. Each participant and each designated beneficiary must notify the committee from time to time of his post office address and each change of post office address. Any communication, statement or notice addressed to a participant or beneficiary at his last post office address furnished to the committee, or if no such address was furnished to the committee then at his last post office address as shown on his employers' records, shall be binding on the participant or his beneficiary for all purposes of the plan. If the committee notifies a participant or beneficiary that he is entitled to a distribution and also notifies him of the provisions of this subsection, and the participant or beneficiary fails to claim his benefits under the plan, exercise control of his account balances in the plan, or otherwise make his whereabouts known to the committee within three years after the notification, the account balances of the participant or beneficiary will be disposed of as follows:

              (a) If the whereabouts of the participant is unknown to the committee, but the whereabouts of the participant's designated beneficiary then is known to the committee, distribution will be made to the designated beneficiary, if permitted by law;

              (b) If the whereabouts of the participant and his designated beneficiary then is unknown to the committee, the committee may cause distribution of the participant's account balances to be made to one of the classes of beneficiaries described in subparagraphs 9.9(a) through
                      (f), if permitted by law; or

              (c) If the committee then does not know the whereabouts of the Participant such relatives or his designated beneficiary, the participant's account balances will be forfeited; provided that the account balances will be reinstated if a claim is made by the participant or beneficiary for the forfeited benefit.

     9.11 Direct Transfer of Eligible Rollover Distributions. Certain individuals who are to receive distributions under the plan may elect that such distributions be paid in the form of a direct rollover (as defined in Section-401(a)(31) of the Code and the regulations thereunder) to the trustee or custodian of a plan eligible to accept direct rollovers, as described below:

              (a) Distributions Eligible For Direct Rollover. A distribution may be paid in a direct rollover under this subsection only if the distribution constitutes an eligible rollover distribution. An "eligible rollover distribution" means any distribution under the plan to an eligible distributes (as defined below) other than: (i) a distribution that is one of a series of substantially equal payments made annually or more frequently either over the life (or life expectancy) of the participant or the joint lives (or life expectancies) of the participant and the participant's designated beneficiary or over a specified period of ten years or more, (ii) a distribution required to meet the minimum distribution requirements of
                      Section 401(a)(9) of the Code, or (iii) a distribution excluded from the definition of an "eligible rollover distribution" under applicable Treasury tidings or regulations. Notwithstanding the immediately preceding sentence, an eligible rollover distribution includes only those amounts that would be includable in the gross income of the eligible distributes if such amounts were not rolled over to another plan as provided under Section 402(c) of the Code.

              (b) Eligible Distributee. An "eligible distributee" is: (i) a participant (ii) a participant's surviving spouse who is entitled to receive payment of the participant's account balances after the participant's death, or (iii) the spouse or former spouse of a participant who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code).

              (c) Eligible Retirement Plan. A direct rollover of an eligible rollover distribution may be made only to an eligible retirement plan. Except as otherwise provided below, an "eligible retirement plan" is: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in
                      Section 408(b) of the Code (other than an endowment contract), (iii) an annuity plan described in Section 403(a) of the Code, or (iv) a defined contribution plan qualified under Section 401(a) of the Code that by its terms permits the acceptance of rollover contributions. With respect to the surviving spouse of a deceased participant who is entitled to receive a distribution of the participant s accounts, an eligible retirement plan shall mean only an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract).

              (d) Elections. An eligible distributee's election of a direct rollover pursuant to this subsection must be filed with the committee at such time and in such manner as the committee shall determine. The committee shall establish such rules and procedures as it deems necessary to provide for distributions by means of direct rollover.

                                   SECTION 10.
                                   -----------

                               Benefit Limitations
                               -------------------

     10.1 Defined Contribution and Defined Benefit Plans. Section 415 of the Code imposes certain limitations on the amount of benefits that may be provided for a participant in a defined contribution plan, and for plan years prior to January 1, 2000, certain combined limitations if he participates in both a defined contribution plan and a defined benefit plan. The plan is a defined contribution plan and some participants are also covered under a defined benefit plan maintained by the employers. Therefore, each participant in the plan shall be subject to the applicable benefit limitations set forth in this Section 10. In applying the limitations set forth in subsections 10.3 and 10.4, reference to -the plan shall mean the plan and all other defined contribution plans (whether or not terminated) maintained by the Pharmacia & Upjohn Companies, and reference to a defined benefit plan maintained by the employers shall mean all defined benefit plans (whether or not terminated) maintained by the Pharmacia & Upjohn Companies.

     10.2 Limitation Year and Total Compensation. For purposes of this Section
10:

              (a)     A "limitation year" means the calendar year.

              (b) A participant's "total compensation" means, with respect to any limitation year, the total of wages, salaries, and fees for professional services actually rendered in the course of employment with a Pharmacia & Upjohn Company, including, but not limited to, compensation for services on the basis of a percentage of profits and bonuses paid to him during that year for services rendered to the Pharmacia & Upjohn Companies as an employee.

     10.3 Defined Contribution Plan Limitations. The annual addition to the accounts of any participant for any limitation year shall not exceed the maximum annual addition for that year.

"Annual addition" means the sum for that year of:

              (a) that portion of the employers' contributions and forfeitures (other than contributions and forfeitures excludable pursuant to subsection 10.5) credited to his accounts; and

              (b) the participant's contributions, in the form of before-tax savings and after-tax savings, including any after-tax savings returned to the plan for that year under subsection 3.9.

"Maximum annual addition" as applied to a participant for any limitation year means the lesser of $30,000 (or such other amount as the Secretary of the Treasury may from time to time specify pursuant to Section 415(c) of the Code) or 25 percent of his total compensation. If, for any limitation year, the annual addition to the accounts of a participant exceeds such limitations, the participant's after-tax savings (plus any earnings thereon), if any, shall be returned to him to the extent necessary and then his before-tax savings (plus any earnings thereon), if any, shall be returned to him to the extent necessary, in order to make such limitations inapplicable. To the extent matched savings are returned, any matching allocation with respect thereto shall be forfeitable if the committee determines this is necessary to comply with nondiscrimination requirements under the Code.

     10.4 Combined Plan Limitations. This section shall apply only to plan years beginning before January 1, 2000. If a participant in the plan is also covered by a defined benefit plan, and the participant's total benefits under those plans would cause the plan to violate the limitations of Section 415(e) of the Code, then the participant's accrued benefit under such defined benefit plan shall be limited to the extent necessary to comply with the limitations of such Code Section. To the extent permitted by regulations issued under Section 415 of the Code, the limitations imposed by the foregoing provisions of this Section 10 shall be adjusted annually to permit increased benefits to be paid under the defined benefit plan to, or on account of participants who have retired or whose employment has terminated and who have not received a lump sum option payment.

     10.5 Treatment of ESOP Interest Payments and Forfeitures. The portion of the employers' contributions which are deductible under Section 404(a)(9) of the Code and which are used to pay interest on a share purchase loan and forfeitures attributable to company stock purchased with a share purchase loan which are to be allocated and credited to a participant's accounts (if any such forfeitures are allocated and credited to participants' accounts under the plan) shall not be treated as an annual addition for Section 415 purposes unless more than one-third of such contributions are to be allocated to highly compensated employees (as defined in subsection 10.11). The committee, in its discretion, may limit allocations to highly compensated employees in order to comply with the one-third limitation.

     10.6 Dollar Limitation on Before-Tax Savings. Pursuant to Section 402(g) of the Code, in no event shall a participant's before-tax savings for any plan year exceed $9,500 (or such other amount as may be in effect under Section 402(g)(5) of the Code). If for any plan year a portion of a participant's before-tax savings exceeds such annual dollar limit (such portion is referred to as an "excess deferral") the committee shall direct that the excess deferral (and the income allocable to such excess deferral as determined under subsection 10.9) be distributed to the participant not later than April 15 of the next following plan year.

     10.7 Percentage Limitation on Before-Tax Savings. Participants' before-tax savings are intended to qualify as cash or deferred arrangements under Section 401(k) of the Code, and therefore such savings are subject to the following:

              (a) Actual Deferral Percentage Test. In no event shall the actual deferral percentage (as defined below) of eligible employees who are highly compensated employees (as defined in subsection 10.11)for any plan year exceed the greater of:

                      (i) the actual deferral percentage of nonhighly compensated employees (as defined in subsection 10.11) for the prior plan year multiplied by 1.25; or

                      (ii) the actual deferral percentage of nonhighly compensated employees for the prior plan year multiplied by 2.0; provided that the actual deferral percentage of such highly compensated employees does not exceed that of all other eligible employees by more than two percentage points.

              For the plan year beginning on January 1, 1997 (only), the phrase such plan year shall be substituted for the phrase the prior plan year wherever the latter phrase appears in the preceding sentence. The "actual deferral percentage" of a group of eligible employees for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of: (1) the before-tax savings credited to each such eligible employee's accounts for the plan year, to (2) the eligible employee's annual compensation (as defined in subparagraph 10.11(c)) for the plan year, whether or not the eligible employee was a participant for the entire plan year. For purposes of this subsection, an "eligible employee" for any plan year means an employee or former employee who at any time during the plan year was eligible to participate in the plan and make before-tax savings, and also means an employee or former employee who at any time during the plan year would have been eligible to participate in the plan and make such contributions but for a withdrawal or the Section 415 contribution limitations described above in this Section 10.

              (b) Monitoring of Before-Tax Savings. The committee shall monitor before-tax savings from time to time during each plan year and, to the extent necessary to ensure compliance with Section 401(k) of the Code and this subsection, shall determine: (i) whether any before-tax savings that otherwise might be made by highly compensated employees should be limited (if so, notice of such limitation shall be given to affected participants); and
                      (ii) whether additional nonforfeitable contributions should be made by an employer on behalf of participants who are not highly compensated employees, pro rata, according to the amount contributed on behalf of each of them under subsection 32 for that plan year and without further reduction in their employment compensation.

              (c) Reduction of Before-Tax Savings. If, notwithstanding any actions the committee takes under subparagraph (b) next above, the plan would fail to satisfy the requirements of
                      Section 401(k) of the Code and this subsection, the committee shalt to the extent necessary to meet such requirements, reduce the before-tax savings made by highly compensated employees, in the order of their contribution amounts beginning with the largest dollar amount, in descending order. The portions of a participant's before-tax savings that are so reduced are referred to as "excess savings."

              (d) Distribution of Excess Savings. The committee shall direct that excess savings for any plan year (and income allocable to such excess savings as determined under subsection 10.9) be distributed to the highly compensated employees who made them not later than March 15 of the next following plan year.

              (e) Coordination of Distributions. If a participant has made excess savings and excess deferrals (as defined in subsection 10.6) for the same plan year, the distributions of such excess amounts shall be coordinated to the extent appropriate to eliminate duplication.

              (f) Recharacterization of Excess Savings. Notwithstanding the foregoing, in lieu of distribution of excess savings the committee may permit a highly compensated employee to elect to have such excess savings recharacterized as after-tax savings, provided recharacterization would not cause the plan to fail to satisfy the requirements of
                      Section 401(m) of the Code as described in subsection
                      10.8. Recharacterization must be made not later than March 15 of the plan year next following the plan year in which the excess savings were made. If excess savings are recharacterized as after-tax savings, such excess savings shall be treated as before-tax savings in applying the withdrawal provisions of subsection 8.2 and for all other purposes required by Section 401(k) of the Code and the regulations thereunder.

              (g) Treatment of Before-Tax Savings as After-Tax Savings for Testing Purposes. Solely for purposes of complying with the limitations of subparagraph 10.8(a) with respect to after-tax savings and additional employer matching contributions, the committee may treat a portion of participants' before-tax savings as additional employer matching contributions to the extent permitted in applicable regulations under Sections 401(k) and (m) of the Code.

     10.8 Percentage Limitation on After-Tax Savings and Employer Contributions. After-tax savings made pursuant to subsection 3.3 and employer contributions made under subsections 4.1, 4.2 and 4.6 are subject to the nondiscrimination requirements of Section 401(m) of the Code, and therefore are subject to the requirements of this subsection. The following requirements shall apply separately to: (i) employer contributions under subsections 4.1 and 4.2, and
(ii) the total of after-tax savings and other employer contributions.

              (a) Actual Contribution Percentage Test. In no event shall the actual contribution percentage (as defined below) of eligible employees who are highly compensated employees for any plan year exceed the greater of:

                      (i) the actual contribution percentage of all other eligible employees for the prior plan year multiplied by 1.25; or

                      (ii) the actual contribution percentage of all other eligible employees for the prior plan year multiplied by 2.0; provided that the actual contribution percentage of such highly compensated employees does not exceed that of all other eligible employees by more than two percentage points.

              For the plan year beginning on January 1, 1997 (only), the phrase such plan year shall be substituted for the phrase the prior plan year wherever the latter phrase appears in the preceding sentence. The "actual contribution percentage"of a group of eligible employees for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of (1) the employer contributions under subsections 4.1 and 4.2 or the after-tax savings (including before-tax savings recharacterized as after-tax savings under subparagraph 10.7(f)) and the other employer contributions, as the case may be, made by or on behalf of each such eligible employee for such plan year, to
              (2) the eligible employee's annual compensation (as defined in subsection 10.11) for such plan year. For purposes of this subsection, an "eligible employee" is an employee who is eligible to make after-tax savings or to receive employer contributions.

              (b) Monitoring of After-Tax Savings and Employer Contributions. The committee shall monitor such after-tax savings and employer contributions from time to time during each plan year and, to the extent necessary to insure compliance with Section 401(m) of the Code and this subsection, may limit after-tax savings or employer contributions to be made for that plan year by or on behalf of highly compensated employees. Notice of any such limitation shall be given to affected participants.

              (c) Reduction of After-Tax Savings and Employer Contributions. If any after-tax savings or employer contributions are made under the plan for any plan year with respect to one or more highly compensated employees that otherwise would result in the plants failure to satisfy the requirements of Section 401(m) of the Code and this subsection, such savings or contributions will be reduced to the extent necessary to meet those requirements, in descending order, beginning with after-tax savings and employer contributions made by or on behalf of highly compensated employees who prior to such reduction have the largest dollar amount. The portion of such after-tax savings or employer contributions that are so reduced are referred to (either together or separately) as "excess aggregate contributions."

              (d) Distribution of Excess Aggregate Contributions. The committee first shall direct that the portion of excess aggregate contributions attributable to after- tax savings for any plan year (and income allocable to such excess aggregate contributions as determined under subsection 10.9) be distributed to the highly compensated employees who made such savings not later than March 15 of the next following plan year. The committee then shall direct that the portion of excess aggregate contributions attributable to employer contributions for any plan year (and income allocable to such excess aggregate contributions as determined under subsection 10.9) be reallocated and credited to the appropriate accounts of all eligible participants in the plan, pro rata, according to their respective base pay for the plan year.

              (e) Treatment of Before-Tax Savings as After-Tax Savings for Testing Purposes. As described in subparagraph 10.7(g), solely for purposes of complying with the limitations of subparagraph 10.8(a) with respect to after-tax savings and additional employer matching contributions, the committee may treat a portion of participants' before-tax savings as additional employer matching contributions to the extent permitted in applicable regulations under Sections 401(k) and (m) of the Code.

     10.9 Allocation of Income to Distributions Under Subsections 10.6, 10.7 and
10.8. The income allocable to distributions required under subsections 10.6,
10.7 and 10.8, as the case may be, shall be determined by multiplying the income allocable to the participant's before-tax savings, employer contributions or after-tax savings for that plan year to which such excess amount pertains by a fraction. The numerator of the fraction shall be the excess amount and the denominator shall be the total balance in the applicable account to which such excess amount was credited as determined as of the end of that plan year, reduced by the gain, and increased by the loss, allocable to such account balance for that plan year.

     10.10 Multiple Use of Alternative Limitation. In accordance with Treasury Regulation Section 1.401(m)-2(c), multiple use of the alternative limitation that occurs as a result of testing under the limitations described in subsections 10.7 and 10.8 will be corrected in the manner described in Treasury Regulation Section 1.401(m)-I(e). The term "alternative limitation" as used above means the alternative methods of compliance with Sections 401(k) and 401(m) of the Code contained in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) thereof respectively.

     10.11 Highly Compensated Employee; Nonhighly Compensated Employee; Annual Compensation.

              (a) Highly Compensated Employee. A "highly compensated employee" means any present or former employee who:

                      (i) was a 5 percent owner of a Pharmacia & Upjohn Company during the current or immediately preceding plan year; or

                      (ii) received annual compensation from the Pharmacia & Upjohn Companies of ore than,$80,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue) during the immediately preceding plan year and also was in the top-paid 20% of the employees for such year.

              (b) Nonhighly Compensated Employees. A "nonhighly compensated employee" means any employee who is not a highly compensated employee.

              (c) Annual Compensation. For purposes of this subsection and subsections 10.7 and 10.8, the term "annual compensation" means as to any plan year the total amount of an employee's compensation within the meaning of Section 415(c)(3) of the Code for that year for services rendered to the Pharmacia & Upjohn companies as an employee including (for plan years beginning on or after January 1, 1998) amounts deferred by the employee for that year through compensation reductions pursuant to Sections 125 and 401(k) of the Code.

              (d) Top-Paid Group. For purposes of subparagraph (a)(ii) next above the term "top-paid group" means the top-paid 20 percent of the employees of the Pharmacia & Upjohn Companies, exclusive of: (i) employees who have not completed six months of service, (ii) employees who normally work less than 17-1/2hours per week, (iii) employees who normally work not more than six months during any year, (iv) employees who have not attained age 21 years, (v) except to the extent provided in regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an employer, and (vi) employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from any employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

              (e) Former Employees. A former employee shall be treated as a highly compensated employee if such employee was a highly compensated employee when such employee separated from service or if such employee was a highly compensated employee at any time after attaining age 55 years.

                                   SECTION 11.
                                   -----------

                                  Reemployment
                                  ------------


     11.1 Rehired Employee. If a former employee of the Pharmacia & Upjohn Companies who had not previously become a participant in the plan is reemployed by a Pharmacia & Upjohn Company, then he shall become a participant during the period of his reemployment only if he meets the eligibility requirements set forth in subsection 2.1 and enrolls in the plan.

     11.2 Rehired Participant. If a former participant or an inactive participant whose employment with the Pharmacia & Upjohn Companies had terminated is reemployed by a Pharmacia & Upjohn Company, the following provisions shall apply notwithstanding any other provisions of the plan:

              (a) Reemployment Before One-Year Break in Service. If he is reemployed by a Pharmacia & Upjohn Company before he has incurred a one-year break in service:

                      (i) He shall not be deemed to have terminated employment with the Pharmacia & Upjohn Companies for the purpose of determining his employment service (and, therefore, the period beginning immediately after the date of his previous termination of employment and ending immediately before the date of his reemployment shall be considered as employment service), and he may enroll in the plan and resume his savings on the date he again becomes a covered employee.

                      (ii) If he did not have a nonforfeitable interest in his entire employer matching account or his ESOP accounts at the time of his previous termination of employment the portion of such account or accounts held under the plan pursuant to subsection 9.5 that would have become a forfeiture if he had incurred five consecutive one-year breaks in service (as adjusted as of each accounting date prior to his again becoming an active participant) shall be reactivated in kind and maintained for him during his period of reemployment in accordance with the applicable provisions of the plan, in addition to accounts reflecting his savings.

                      (iii) if his period of reemployment with the Pharmacia & Upjohn Companies subsequently ends because of resignation or dismissal under subparagraph 9.1(f) and if he then has less than three years of participation and five years of employment service, his nonforfeitable interest in his employer matching and ESOP accounts shall be determined in accordance with subsection 9.2. However, the balance in such an account first shall be increased by the amounts previously distributed to him from that account on or after his previous termination of employment and prior to his again becoming an active participant (or if shares of company stock had been distributed to him in lieu of cash, increased by an amount equal to the value of such shares at the time of distribution, as determined in accordance with subsection 6.10 or subparagraph 9.7(c)). The applicable percentage then shall be applied to the increased account balance, the amount so determined then shall be reduced by the amount added to such account before the applicable percentage was applied, and the resulting amount shall be the portion of his employer matching or ESOP account balance (as the case may be) in which he has a nonforfeitable interest when his period of reemployment ends.

              (b) Reemployment After One-Year Break in Service But Before Five Consecutive One-Year Breaks in Service. If he is reemployed by a Pharmacia & Upjohn Company after he has incurred a one-year break in service, but before -he has incurred five consecutive one-year breaks in service:

                      (i) He may enroll in the plan and resume savings on the date he again becomes a covered employee.

                      (ii) His years of participation and years of employment service at the time of his previous termination of employment shall be added to the years of participation and years of employment service he earns after his reemployment.

                      (iii) Subparagraphs (a)(ii) and (a)(iii) next above shall apply for purposes of determining his nonforfeitable interest in his employer matching and ESOP accounts.

              (c) Reemployment After Five Consecutive One-Year Breaks in Service. If he is reemployed by a Pharmacia & Upjohn Company after he has incurred five consecutive one-year breaks in service:

                      (i) Subparagraphs (b)(i) and (b)(ii) next above shall apply.

                      (ii) New employer matching and ESOP accounts shall be established in his name to reflect his share of employer contributions allocated under the plan after he again becomes an active participant. His prior before-tax and after-tax savings accounts will reflect his savings allocated under the plan after he again becomes an active participant, but if the entire balances in such accounts previously had been distributed new accounts will be established in his name for that purpose as well.

                      (iii) When the participant's period of reemployment ends, if subparagraph 9.2 applies in his case, his nonforfeitable interest in the new employer matching and ESOP accounts established for him pursuant to subparagraph (ii) next above shall be determined on the basis of his years of participation and years of employment service. If the entire balance in his employer matching or ESOP accounts in which he had a nonforfeitable interest as of his previous settlement date was not distributed to him before the date he again became an active participant, he shall continue to have the same nonforfeitable interest in such prior accounts until they are distributed in accordance with the plan after his reemployment ends.

     (d) Distributions After Reemployment. If the entire account balances in which a rehired participant had a nonforfeitable interest at the time of his previous termination of employment had not been distributed to him, no distributions (other than withdrawals permitted under subsections 8.1 and 8.2) shall be made from such accounts after he again becomes an active participant and before his period of reemployment ends. Notwithstanding the foregoing, any rehired participant whose previous termination of employment had occurred because of retirement under subparagraph 9.1(a), (b) or (c) may elect to continue receiving distributions during his period of reemployment in the same method and amount as he had been receiving prior to his reemployment, until such distributions are completed.

                                   SECTION 12.
                                   -----------

                               General Provisions
                               ------------------


     12.1 Interests Not Transferable. Except as to amounts owed to an employer with respect to which a participant has made a voluntary and revocable assignment after benefits have become payable to or with respect to him under the plan not to exceed 10 percent of any future benefit payment, the interests of participants and their beneficiaries under the plan are not in any way subject to their debts or other obligations and may not be voluntarily or involuntarily sold, transferred, alienated or assigned. Notwithstanding the foregoing, the plan shall comply with any domestic relations order that, in accordance with procedures to be established by the committee, is determined to be a qualified domestic relations order (as defined in Section 414(p)(1)(A) of the Code).

     12.2 Facility of Payment. When, in the committee's opinion, a participant or beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, then to the extent permitted by law, distributions may be made to the participant or beneficiary or his legal representative, or to a relative or friend of the participant or beneficiary for his benefit, or payments may be applied for the benefit of the participant or beneficiary in any way the committee considers advisable.

     12.3 Absence of Guaranty. Neither the committee nor any employer in any way guarantees the trust funds from loss or depreciation. Subject to the provisions of any share purchase loan, the employers do not guarantee any payment to any person. The liability of the trustees or the committee to make any payment or distribution under the plan is limited to the available assets of the applicable trust fund.

     12.4 Employment Rights. The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of the employers, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under -the terms of the plan.

     12.5 Litigation by Participants or Other Persons. If a legal action is brought against an employer, the committee (or any member thereof), the trustees or any insurance company holding assets of the trust funds, by or on behalf of any person with respect to benefits under the plan and such legal action results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or beneficiary's benefits, the cost to any employer, the committee (or any member thereof), the trustees or insurance company of defending the action will be charged to the extent permitted by law to the sums, if any, that were involved in the action or were payable to the participant or beneficiary concerned.

     12.6 Evidence. Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person or entity acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     12.7 Gender and Number. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular, and the singular shall include the plural.

     12.8 Waiver of Notice. Any notice required under the plan may be waived by the person entitled to notice.

     12.9 Controlling Law. To the extent not superseded by the laws of the United States, the laws of Michigan shall be controlling in all matters relating to the plan.

     12.10 Statutory References. Any reference in the plan to a section of the Code or of the ERISA, or to a section of any other federal law, shall include any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

     12.11 Severability. In case any provisions of the plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the plan, and the plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the plan.

     12.12 Fiduciary Responsibilities. It is specifically intended that all provisions of the plan shall be applied so that all fiduciaries with respect to the plan shall be required to meet the prudence and other requirements and responsibilities of applicable law to the extent such requirements or responsibilities apply to them. No provisions of the plan are intended to relieve a fiduciary from any responsibility, obligation, duty or liability imposed by applicable law. In general, a fiduciary shall discharge his duties with respect to the plan and the trust funds solely in the interests of participants and beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

     12.13 Indemnification. To the extent permitted by law, any member or former member of the committee, any person who was, is or becomes an officer or director of the company or any of its subsidiaries or affiliates, any employee of an employer to whom the committee or any employer has delegated any portion of its responsibilities under the plan, and each of them, shall be indemnified and saved harmless by the employers (to the extent not indemnified or saved harmless under any liability insurance contract or other indemnification arrangement with respect to the plan) from and against any and all liability to which the committee members and such other persons may be subject by reason of any act done or omitted to be done in good faith with respect to the administration of the plan, including all expenses reasonably incurred in their defense in the event that the employers failed to provide such defense after having been requested in writing to do so.

     12.14 Automated Voice Response Systems, Computer Systems. The committee, in its discretion, may authorize participants to make various elections and requests under the plan and to receive various information regarding their plan accounts through the use of one or more of the following methods: (a) by written communications, (b) the use of an telephonic, automated voice response system,
(c) the use of a computer network, or (d) any other method designated by the committee.

     12.15 Examination of Plan Documents. Copies of the plan and any amendments thereto will be on file at the principal office of each employer where they may be examined by any participant.

     12.16 Notices. Any notice or document required to be given to or filed with the committee shall be considered as given or filed if delivered or mailed by registered or certified mail, postage prepaid, to Pharmacia & Upjohn U.S. Retirement & Savings Plan Committee, in care of Pharmacia & Upjohn Company, 7000 Portage Road, Kalamazoo, Michigan 49001.

     12.17 Immediate Distribution to Alternate Payees. The committee shall direct distribution of the amount of a participant's account balances assigned to an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) on the earliest date specified in such qualified domestic relations order, without regard to whether such payments commence prior to the participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Code).

                                   SECTION 13.
                                   -----------

                               Plan Administration
                               -------------------

     13.1 Administrative Responsibility. The committee will be responsible for the general administration of the plan, and its responsibilities and authority in regard to plan administration are described in subsection 13.4. The company has certain responsibilities and authority with respect to the plan and the trust funds, as described in subsection 13.3. If at any time there are no committee members, the term committee shall mean the company.

     13.2 Committee Membership. The committee shall consist of three or more members appointed by the company. The appointment of a member of the committee by the company shall be effective not earlier than receipt by such person of written notice of his appointment from the company and his written acceptance of such appointment. The company shall promptly notify the other committee members of the appointment of such member. A committee member may resign at any time by giving thirty days' advance written notice to the company and the other committee members. The company may remove a committee member by giving advance written notice to him and the other committee members. The company may fill any vacancy in the membership of the committee, or may appoint an additional member or members of the committee, and shall give prompt written notice thereof to the other committee members. While there is a vacancy in the membership of the committee the remaining committee members shall have the same powers as the fall committee until the vacancy is filled.

     13.3 Responsibilities and Authority of Board of Directors. With respect to the plan and the trust funds, the Board of Directors of the company shall have the exclusive responsibility and authority to perform the following:

              (a) To take any action with respect to the plan (including amendment or termination thereof) permitted by its terms, including any action (and amendment) which would substantially change the rate of employer contributions or participant savings;

              (b) To set policy as to the nature and level of benefits provided under the plan and the administration of the plan;

              (c)     To appoint and remove committee members;

              (d) To consent to any subsidiary or affiliate adopting and becoming an employer under the plan, as recommended by the committee, and to establish the terms under which any such subsidiary or affiliate might become an employer thereunder;

              (e)     To set policy as to the investment of the trust fund;

              (f) To select, appoint and enter into agreements with trustees, or to terminate such agreements, and to select insurance companies and direct trustees to enter into or to terminate contracts or agreements with-such insurance companies;

              (g) To allocate and transfer contributions made under the plan among trustees and investment managers, provided that allocation of contributions among trustees and investment managers necessitated solely by participants' elections among the investment funds shall not require action by the Board of Directors; and

              (h) To employ agents, attorneys, accountants, or other persons (who also may be employed by the committee) and to allocate or delegate to them such powers, rights and duties as the Board of Directors may consider necessary or advisable to properly carry out the responsibilities and authority granted to the Board of Directors as described above, provided that such allocation or delegation, and the acceptance thereof by such agents, attorneys, accountants, or other persons, are in writing.

     13.4 Responsibilities and Authority of the Committee. Subject to the authority granted the Board of Directors of the company in subsection 13.3, the committee shall be responsible for the administration of the plan and shall possess and exercise all authority necessary for this purpose. In exercising this authority the committee, either in its own right or with the concurrence of the Chief Executive Officer, as set out below, shall have, by way of illustration and not of limitation, the following powers, rights and duties in addition to those given it elsewhere in the plan, trust agreement and ESOP trust agreement:

              (a) With the written approval of the Chief Executive Officer of the company,

                      (i) To take any action with respect to the plan (including amendment thereof) which would not substantially change the rate of employer contributions or participant savings or adversely affect compliance with a share purchase loan; and

                      (ii) To determine the form and terms of any annuity contracts described in subparagraph 9.6(a).

              (b)     On its own initiative and authority,

                      (i) To select a chairman and secretary, if it believes it advisable, who may, but need not, be members of the committee;

                      (ii) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the plan and as are consistent with the plan;

                      (iii) To enforce the plan and the rules and regulations, if any, adopted by the committee;

                      (iv) To record its actions and decisions, with the effect that there shall be no authority for any material action, except as might appear in the records of the Board of Directors or the committee;

                      (v) To determine all questions arising with respect to administration of the plan in their complete discretion, including the power to determine the rights or eligibility of employees or participants and their beneficiaries, and the amount of their respective benefits under the plan, and to remedy ambiguities, inconsistencies or omissions;

                      (vi) To from time to time evaluate the performance of the trust fund and ESOP Trust Fund, including the performance of trustees, insurance companies and investment managers;

                      (vii) When requested by the company, to report to the company as to the committee's evaluation of the performance of the trust fund or ESOP Trust Fund;

                      (viii) To direct any trustee or insurance company as to benefits payable under the plan pursuant to the provisions of the plan;

                      (ix) To furnish the employers with such information as may be required by them for tax or other purposes as respects the plan;

                      (x) To employ agents, attorneys, accountants, or other persons (who also may be employed by an employer) and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out the administration of the plan; provided that such allocation or delegation, and the acceptance thereof by such agents, attorneys, accountants, or other persons, are in writing;

                      (xi) To permit employees whose active participation in the plan is ended because of a sale of a business, merger, dissolution, or other similar situation affecting a group of employees to elect to have their account balances in which they have a nonforfeitable right transferred to another qualified plan that provides for the receipt of such transfers to the extent permitted by law;

                      (xii) Subject to the limitations set forth in the ESOP trust agreement, to direct the ESOP trustee to borrow such sum or sums; from time to time, pursuant to such terms as the committee considers desirable, to purchase shares of company stock for the plan and to pledge as security for such loans the company stock so purchased; and

                      (xiii) To furnish the trustees with such information as they may require in order to carry out their duties and responsibilities under the trust agreements.

     13.5 Manner of Action of the Committee. During a period in which two or more members of the committee are acting, the following provisions shall apply where the context admits:

              (a) A member of the committee by writing may delegate any or all of his rights, powers, duties and discretions under the plan to any other member, with the consent of the latter, and the committee by writing may delegate to an administrative subcommittee (which may consist of one person) any of its rights, powers, duties and discretions under the plan.

              (b) The committee also may authorize any of its members, or the secretary of the committee or any other person, to sign on its behalf notices, applications, certificates, directions, consents, approvals, waivers, or other documents in connection with the administration of the plan or the trust funds.

              (c) The members of the committee may act by meeting, or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

              (d) An action or a decision of a majority of the members of the committee as to a matter shall be as effective as if taken or made by all members.

              (e) If, because of the number qualified to act, there is an even division of opinion among the members of the committee as to a matter, the company shall decide the matter.

              (f) The certificate of the secretary of the committee or of a majority of the members of the committee that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

     13.6 Information Required by Committee. The employers (and any subsidiary or affiliate intending to become an employer) shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan. The records of an employer as to an employee's or participant's period or periods of employment, termination of employment and the reason therefore, earnings as an employee, contributions and reemployment will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect. Participants and other persons entitled to benefits under the plan also shall furnish the committee with such evidence, data or information as the committee considers necessary or desirable to administer the plan.

     13.7 Committee Decision Final. Subject to applicable law, and the provisions of subsection 13.8, any interpretation of the provisions of the plan and any decision on any matter within the discretion of the committee made by the committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

     13.8 Denial Procedure and Appeal Process. If a participant, beneficiary or any other person entitled to benefits under the plan has an unresolved question about the form or the amount of the benefit to be received or being received under the plan after consulting with his supervisor or human resources representative, a formal review of the situation may be requested in writing of the Manager, Retirement & Savings Plans, in care of Pharmacia & Upjohn Company, 7000 Portage Road, Kalamazoo, Michigan 49001 within 60 days after receiving notification of his plan benefits or an estimate of his plan benefits. A review decision will be made within 60 days after receipt of such request (120 days in special circumstances) and the claimant will be informed of the decision within 90 days after receipt of such request (180 days in special circumstances). However, if the claimant is not informed of the decision within the period described above, the claimant may request a further review by the committee as described below as if he had received notice of an adverse decision at the end of that period. The decision will be written in a manner calculated to be understood by the claimant, setting forth the specific reasons for any denial of a benefit or benefit option, specific reference to pertinent plan provisions on which such denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the plan's claim review procedure. The claimant also shall be advised that he or his duly authorized representative may request a further review by the committee of the decision denying the claim by filing with the Pharmacia & Upjohn U.S. Retirement and Savings Plan Committee, in care of Pharmacia & Upjohn Company, 7000 Portage Road, Kalamazoo, Michigan 49001 within 60 days after such notice has been received by the claimant a written request for such review and that he may review pertinent documents, and submit issues and comments in writing, within the same 60-day period. If such request is so filed, such review shall be made by the committee within 60 days after receipt of such request, unless special circumstances require an extension of time for processing in which case the review will be completed and decision rendered within 120 days. The claimant shall be given written notice of the decision which shall include specific reasons for the decision, and specific references to the pertinent plan provisions on which the decision is based. A decision by the committee is final and terminates the review process.

     13.9 Uniform Rules. The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all employees and participants similarly situated.

     13.10 Committee Member Who is a Participant. If a member of the committee is a participant in the plan, he may not decide or determine any matter or question concerning his benefits or as to how they are to be paid to him that he would not have the right to decide or determine if he were not a member of the committee.

                                   SECTION 14.
                                   -----------

                            Relating to the Employers
                            -------------------------

     14.1 Action by Employers. Any action required or permitted of any employer under the plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee; provided, however, that any action required or permitted by the company under the plan (including but not limited to actions under Section 15) may be taken by the committee if authorized by the Chief Executive Officer of the company, other than an action that would substantially change employer contributions or participant savings.

     14.2 Additional Employers. Upon furnishing the committee with such information as it may require and upon the recommendation of the committee and the approval of the Board of Directors of the company, any United States subsidiary or affiliate (other than a partnership) that is not an employer may adopt the plan and become an employer and a party to any trust agreement or insurance contract which forms a part of the trust funds:

              (a) By filing with the committee and the applicable trustee a certified copy of a resolution of the Board of Directors of the subsidiary or affiliate providing for the adoption of the plan; and

              (b) By filing with the committee and the applicable trustee a certified copy of a resolution of the Board of Directors of the company consenting to such adoption.

Unless otherwise provided in the plan, a subsidiary or affiliate located in any territory or possession of the United States shall be deemed a United States subsidiary or affiliate.

     14.3 Restrictions as to Reversion of Trust Assets to the Employers. No employer shall have any right, title or interest in the assets of the trust funds nor will any part of the assets of the trust funds revert or be repaid to any employer, except as follows:

              (a) If a contribution or a portion of a contribution is made under the plan by an employer as a result of a mistake of fact, such contribution or portion of a contribution shall not be considered to have been contributed under the plan by that employer and, after having been reduced by any losses of the trust funds allocable thereto, shall be returned to that employer from the trust funds within one year of the date the amount is contributed under the plan unless such return is prohibited by the terms of a share purchase loan.

              (b) Each contribution made by an employer under the plan is conditioned upon the deductibility of such contribution as an expense for federal income tax purposes and, therefore, to the extent that the deduction for a contribution made by an employer is disallowed, then such contribution or portion of a contribution, after having been reduced by any losses of the trust funds allocable thereto, shall be returned to that employer within one year of the date of disallowance of the deduction unless such return is prohibited by the terms of a share purchase loan.

              (c) If the plan, as applied to an employer, initially fails to satisfy the requirements of the Code, as amended, the contributions made by such employer shall be returned to it within one year of the date of determination of the nonqualified status unless such return is prohibited by the terms of a share purchase loan.

In no event may the return of any assets of the trust funds pursuant to subparagraphs (a) through (c) above cause the balances in the accounts of any participants to be reduced to less than what the balances would have been if such contributions had not been made.

                                   SECTION 15.
                                   -----------

                      Amendment, Termination or Plan Merger
                      -------------------------------------


     15.1 Amendment. While the employers expect and intend to continue the plan, the company reserves the right to amend the plan from time to time, subject to the following:

              (a) If an amendment substantially changes the duties and liabilities of the committee under the plan, each member of the committee shall be informed of the amendment as soon as practicable thereafter; and'

              (b) Except as provided in subsection 14.3, under no condition shall any amendment reduce a participant's benefits to less than the benefits he would be entitled to receive if he had resigned from his employment with the Pharmacia & Upjohn Companies on the day of the amendment.

In amending the plan, the company shall act in accordance with the procedures specified in subsection 14.1. The foregoing provisions of this subsection regarding the company's right to amend the plan shall be subject to the provisions of Section 16 of the plan and shall be superseded by the provisions of Section 16 to the extent they are inconsistent.

     15.2 Termination. The plan will terminate as to all employers on any date specified by the company (acting in accordance with the procedures specified in subsection 14.1) if 30 days' advance written notice of the termination is given to the committee, the other employers and the trustees. The plan will terminate as to an individual employer on the first to occur of the following:

              (a) The date it is terminated by the Board of Directors of that employer if 30 days' advance written notice of the termination is given to the committee, the other employers and the trustees.

              (b) The date that employer completely discontinues its contributions under the plan.

              (c) The date that employer is judicially declared bankrupt or insolvent.

              (d) The dissolution, merger, consolidation or reorganization of that employer, or the sale by that employer of all or substantially all of its assets, except that if any employer is merged, dissolved or in any way reorganized into, or consolidated with, any other employers, the plan as applied to the former employer will automatically continue in effect without a termination thereof

     15.3 Plan Merger. In no event shall there be any merger or consolidation of the plan with, or transfer of assets or liabilities to, any other plan unless each participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the plan had then terminated).

     15.4 Notice of Amendment, Termination or Plan Merger. Participants affected thereby will be notified of a material amendment or the termination, merger or consolidation of the plan within a reasonable time.

     15.5 Nonforfeitability on Termination. If the plan is terminated, or if there is a partial termination of the plan as respects any employer, all adjustments required under the plan as of an accounting date shall be made as of the accounting date next following the date of termination or partial termination. The benefits of each participant with respect to whom the plan has terminated, as determined as of such accounting date, will be nonforfeitable and will be distributed as provided in subsection 9.6. All appropriate accounting provisions of the plan will continue to apply until the interests of all participants have been distributed under the plan. Notwithstanding the foregoing, participants' before-tax savings and the earnings thereon shall be distributable upon termination of the plan only if such termination and distribution meet the requirements of Section 401(k)(10) of the Code.

                                   SECTION 16.
                                   -----------

                               Benefit Protection
                               ------------------

     16.1 Overriding Provisions. The provisions of this Section 16, to the extent they are not amended or declared void prior to a change in control pursuant to subsection 16.2, shall remain in effect after a change in control occurs and shall supersede any other provisions of the plan (including any exhibits and supplements that form a part of the plan), except as otherwise provided in the next sentence. After a change in control occurs, the provisions of this Section 16 may be amended only to the extent required by law or required to maintain the qualified status of the plan under Section 401(a) of the Code, as it may be amended from time to time.

     16.2 Amendment or Voiding of Overriding Provisions Prior to a Change in Control. By the affirmative vote of a majority of the members of the whole board of Pharmacia & Upjohn, Inc. taken prior to the occurrence of a change in control, all or a designated portion or portions of the provisions of this
Section 16 following this subsection 16.2 may be amended or declared void.

     16.3 Definitions. For purposes of this Section 16, the definitions set forth below shall apply. Definitions set forth elsewhere in the plan also shall apply to the provisions of this Section 16, except that where a definition set forth elsewhere in the plan and a definition set forth in this subsection conflict, the definition set forth in this subsection shall govern:

              (a) "Affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

              (b) "Beneficial owner" shall mean any person that beneficially owns any voting securities within the meaning ascribed in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

              (c) "Board of Directors" as used in this subsection 16.3 shall mean the Board of Directors of Pharmacia & Upjohn, Inc.

              (d) A "change in control" of the company shall mean a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item l(a) of the Current Report on Form 8- K, as in effect on November 2, 1995, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a change in control shall be deemed to have occurred at such time as:

                      (i) any person, together with all affiliates and associates of such person, is or becomes the beneficial owner, directly or indirectly, of 25 percent or more of the combined voting power of the company's voting securities; or

                      (ii) individuals who constitute the incumbent board cease for any reason to constitute at least a majority of the Board of Directors.

              Notwithstanding anything in the foregoing to the contrary, no change in control shall be deemed to have occurred for purposes of this Section 16 by virtue of the acquisition, directly or indirectly, of 25 percent or more of the combined voting power of the company's voting securities by the company, any subsidiary of the company, any employee benefit plan of the company or of any subsidiary of the company or any entity holding voting securities of or pursuant to the terms of any such plan.

              (e) "Common stock" shall mean the common stock, par value $.01 per share, of the company (as the same may be changed by reason of any combination, subdivision or reclassification of the common stock).

              (f) "Company" as used in this subsection 16.3 shall mean Pharmacia & Upjohn, Inc. and any successor thereto because of merger, consolidation or other reason.

              (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (h) "Incumbent board" shall mean those individuals who constitute the Board of Directors on November 2, 1995, provided that any person becoming a member of the Board of Directors after November 2, 1995 whose election, or nomination for election, by the company's shareholders, was approved by a vote of at least three-quarters of the directors then comprising the incumbent board (either by a specific vote or by approval of the proxy statement of the company in which such person is named as a nominee for director, without objection to such nomination) shall be considered, for purposes of this subparagraph (h), as though such person were a member of the incumbent board.

              (i) "Person" shall mean any individual firm, corporation or entity, and shall include any "group" as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act.

              (j) "Voting securities" shall mean all outstanding common stock and all other outstanding capital stock of the company, if any, entitled to vote on each matter on which the holders of record of common stock shall be entitled to vote.

              (k) "Whole board" shall mean the total number of members of the Board of Directors that there would be if there were no vacancies on such board.

     16.4 Full Vesting Upon a Change in Control. Upon the occurrence of a change in control, participants who are employed by a Pharmacia & Upjohn Company at the time of the change in control, or after the change in control occurs, shall be fully and immediately vested in all of their accounts under the plan, including any amounts which are added to such accounts after the change in control.

                                  SUPPLEMENT A
                                  ------------
                                       TO
                                       --
                    PHARMACIA & UPJOHN EMPLOYEE SAVINGS PLAN
                    ----------------------------------------

                        Special Rules for Top-Heavy Plans
                        ---------------------------------



A-1. Purpose of Supplement. The purpose of this Supplement A is to comply with the requirements of Section 416 of the Code. The provisions of this Supplement A shall be effective for each plan year in which the plan is a "top-heavy plan' within the meaning of Section 416(g) of the Code.

A-2. Top-Heavy Plan. In general, the plan will be a top-heavy plan for any plan year it as of the last day of the next preceding plan year (the "determination date"), the aggregate account balances of participants who are key employees (as defined in paragraph A-3 and Section 416(i)(1) of the Code) exceed 60 percent of the aggregate account balances of all participants. In maling the foregoing determination, the following special rules shall apply:

              (a) A participant's account balances shall be determined in accordance with Section 416(g) of the Code and any regulations issued and in effect thereunder, as applied to the terms of the plan.

              (b) A participant's account balances shall be increased by the aggregate distributions, if any, made under the plan with respect to the participant during the five-year period ending on the determination date.

              (c) The account balance of a participant who had been but no longer is a key employee shall be disregarded.

              (d) The accounts of a beneficiary or eligible spouse of a participant shall be considered accounts of the participant.

              (e) Solely for the purpose of determining if the plan, or any other plan included in a required aggregation group of which this plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under: (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Pharmacia & Upjohn Companies; or (H) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

              (f) The account balance of a participant who has not performed services for the employers at any time during the five year period ending on the determination date shall not be taken into account.


A-3. Key Employees. A "key employee" is an employee or former employee and his beneficiaries who, at any time during the plan year or four preceding plan years, is:

              (a) An officer of a Pharmacia & Upjohn Company receiving annual compensation greater than 50 percent of the limitation in effect under Section 415(b)(1)(A) of the Code for any such year; provided that for purposes of this subparagraph (a) no more than 50 employees of the Pharmacia & Upjohn Companies shall be treated as officers;

              (b) One of the ten employees of the Pharmacia & Upjohn Companies owning (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half percent interest and the largest interests in the Pharmacia & Upjohn Companies and receiving annual compensation from the Pharmacia & Upjohn Companies greater than the limitation in effect under Section 415(c)(1)(A) of the Code for any such year;

              (c)     A five percent owner (as defined in Section
                      416(i)(1)(B)(i) of the Code) of a Pharmacia & Upjohn Company; or

              (d)     A one percent owner (as defined in Section
                      416(i)(1)(B)(ii) of the Code) of a Pharmacia & Upjohn Company receiving annual compensation from the Pharmacia & Upjohn Companies greater than $150,000.

A "non-key employee" is an employee or former employee (including a former key employee), or a beneficiary thereof, who is not a key employee. For purposes of this paragraph A-3, annual compensation means total compensation as defined in subsection 10.2 of the plan. For purposes of subparagraph (b) next above, if two employees have the same interest in the Pharmacia & Upjohn Companies, the one having the greater annual compensation shall be deemed to have the larger interest.


A-4. Minimum Vesting. For any plan year in which the plan is a top-heavy plan, a participant's vested percentage in his employer matching account and ESOP stock account shall be determined in accordance with subsection 9.2 or subsection 9.6 of the plan, whichever is applicable or, if more beneficial to the participant the following schedule shall apply:

      Years of Employment
    Service (as defined in                           Vested Percentage of
        Subsection 9.4)                                          Accounts

          Less than 2                                                  0%
               2                                                      20%
               3                                                      40%
               4                                                      60%
           5 or more                                                 100%

If the foregoing provisions of this paragraph A-4 become effective and the plan subsequently ceases to be a top-heavy plan, each participant who has then completed three or more years of employment service may elect to continue to have his vested percentage in his Pharmacia & Upjohn matching account and ESOP stock account determined under the provisions of this paragraph A-4. Such election shall be made no later than 60 days after the later of: (i) the first day of the plan year in which the plan ceases to be a top-heavy plan; or (ii) the date participants are notified in writing of the changes in the plans' status and their right to make such election. Any benefit that was nonforfeitable before the plan ceased to be top-heavy shall rem nonforfeitable.

A-5. Minimum Employer Contributions. For any plan year in which the plan is a top-heavy plan, the employer contributions (and forfeitures applied as a part of employer contributions) for that year to be credited to each participant's account who is not a key employee (whether or not he then is making matched savings) shall not be less than three percent of such participant's total compensation for that year. In no event, however, shall the employer contributions (and forfeitures applied as a part of employer contributions) credited to such accounts for any such year to a participant who is not a key employee (expressed as a percentage of such participant's total compensation for that year) exceed the largest amount of employer contributions and forfeitures credited to those accounts for that year to a key employee (expressed as a percentage of such key employee's total compensation for that year up to the amount which may be considered under Section 401(a)(17) of the Code for that year).


A-6. Aggregation of Plans. In accordance with Section 416(g)(2) of the Code, other plans maintained by the Pharmacia & Upjohn Companies (including any such plans maintained within the five year period ending on the determination date which have been terminated) will be aggregated with this plan as permitted or required for purposes of determining whether the plan is a top-heavy plan. The plans required to be aggregated are: (i) each qualified plan of the employer in which at least one key employee participates; and (ii) any other qualified plan of the employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code. The plans permitted to be aggregated are those described in the preceding sentence and any other plan or plans of the Pharmacia & Upjohn Companies that, when considered as a group with those described in the preceding sentence, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

A-7. Coordination of Benefits. R a participant in this plan also participates in another qualified plan maintained by the Pharmacia & Upjohn Companies, the minimum employer contributions otherwise required under paragraph A-5 may be reduced or increased in accordance with regulations of the Secretary of the Treasury to prevent inappropriate omissions or duplication of minimum benefits or contributions. A participant who would otherwise receive a minimum benefit under both a defined contribution plan and a defined benefit plan shall receive a minimum benefit only under the defined benefit plan.

A-8. Adjustment of Combined Benefit Limitations. For any plan year prior to January 1, 2000 in which the plan is a top-heavy plan, the limits of subsection
10.4 shall be adjusted in accordance with the provisions of Section 416(h) of the Code.

A-9. Use of Terms. All terms and provisions of the plan shall apply to this Supplement A, except that where the terms and provisions of the plan and this Supplement A conflict, the terms and provisions of this Supplement A shall govern.

                                  SUPPLEMENT B
                                  ------------
                                       TO
                                       --
                    PHARMACIA & UPJOHN EMPLOYEE SAVINGS PLAN
                    ----------------------------------------

                           Special Rules Applicable to
                           ---------------------------
                            Puerto Rico Participants
                            ------------------------

B-1. Purpose and Effective Date. The purpose of this Supplement B is to provide special rules applicable to participants employed in Puerto Rico in accordance with the requirements of the Puerto Rico Internal Revenue Code ("Puerto Rico Code"), as amended by the Puerto Rico Tax Reform Act of 1987. The provisions of this Supplement B shall apply only to participants who are bona fide residents of Puerto Rico during the entire taxable year, as defined in U.S. Treasury Regulation Section 1.933-1 ("Puerto Rico participants").

B-2. Use of Terms and Conflict of Provisions. The terms and provisions of this Supplement B shall apply in addition to all other provisions of the plan. If any term or provision of this Supplement B conflicts with any term or provision of the plan, the term or provision of this Supplement B shall apply with respect to Qualification of the plan under the Puerto Rico Code, and the conflicting term or provision of the plan shall apply with respect to Qualification of the plan under Sections 401(a), 401(k) and 4975 of the United States Internal Revenue Code "Code"). Notwithstanding the foregoing, the term "accounting date" as used in the plan shall mean the Thursday following the end of a payroll period in the case of Puerto Rico participants.

B-3. Dollar/Percentage Limitation on Before-Tax Savings. This paragraph B-3 shall apply to any group of Puerto Rico participants to whom the opportunity to make before-tax savings has been extended by the company under the plan. Pursuant to Section 1165(e)(7) of the Puerto Rico Code, in no event shall any such participants before-tax savings for any calendar year exceed the lesser of ten percent of the participant's total compensation (as defined in subparagraph 10.2(b)) for that year or $7,500 (or such other amount as may be determined under the Puerto Rico Code from time to time). If, for any calendar year, a portion-of a Puerto Rico participants before-tax savings exceeds such annual dollar limit (such portion is referred to as an "excess Puerto Rico Code deferral") the committee shall direct that the excess Puerto Rico Code deferral (and the income allocable to such excess Puerto Rico Code deferral as determined under subsection 10.9) be distributed to the participant not later than the end of the next following calendar year. If for a calendar year a Puerto Rico participant has made any combination of excess Puerto Rico Code deferrals, excess Puerto Rico Code savings (as defined in paragraph B4), excess deferrals (as defined in subsection 10.6) and excess savings (as defined in subsection 10.7), the distributions of such excess amounts shall be coordinated to the extent appropriate to eliminate duplication.

B-4. Percentage Test on Before-Tax Savings. This paragraph B-4 shall apply to Puerto Rico participants to whom the opportunity to make before-tax savings has been extended by an employer under the plan. Such Puerto Rico participants' before-tax savings are intended to qualify as cash or deferred contributions agreements under Section 1165(e) of the Puerto Rico Code, and therefore such savings are subject to the following:

              (a) Real Deferred Percentage Test. In no event shall the real deferred percentage (as defined below) of eligible employees of an employer who are highly compensated employees (as defined in paragraph B-5) for any plan year exceed the greater of:

                      (i) the real deferred percentage of all other eligible employees of the employer for such plan year multiplied by 1.25; or

                      (ii) the real deferred percentage of all other eligible employees of the employer for such plan year multiplied by 2.0; provided that the real deferred percentage of such highly compensated employees does not exceed that of all other eligible employees of the employer by more than two percentage points.

              The "real deferred percentage" of a group of eligible employees of an employer for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of- (1) the before-tax savings credited to each such eligible employees accounts for the plan year, to (2) the eligible employees annual compensation (as defined in subsection 10.11) for the plan year. For purposes of this paragraph, an "eligible employee" for any plan year means an employee or former employee of an employer who at any time during the plan year was a Puerto Rico participant eligible to make before-tax savings under the plan, and also means an employee or former employee of an employer who at any time during the plan year would have been eligible to make before-tax savings under the plan as a Puerto Rico participant but for a withdrawal or the Code Section 415 contribution limitations described in Section 10.

              (b) Monitoring of Before-Tax Savings. The committee shall monitor before-tax savings from time to time during each plan year and, to the extent necessary to ensure compliance with Section 1165(e) of the Puerto Rico Code and this paragraph B-4, shall determine: (i) whether any before-tax savings that otherwise might be made by Puerto Rico participants who are highly compensated employees should be limited (if so, notice of such limitation shall be given to affected participants); and (ii) whether additional contributions should be made by an employer on behalf of Puerto Rico participants who are not highly compensated employees, pro rata, according to the amount contributed on behalf of each of them under subsection 3.2 for that plan year and without further reduction in their employment compensation.

              (c) Reduction of Before-Tax Savings. If notwithstanding actions the committee may determine to take under subparagraph (b) next above the plan would fail to satisfy the requirements of Section 1165(e) of the Puerto Rico Code and this paragraph, the committee shalt to the extent necessary to meet such requirements, reduce the before-tax savings made by Puerto Rico participants who are highly compensated employees, in descending order, beginning with before-tax savings made by highly compensated employees with the highest real deferred percentages. The portions of a participants before-tax savings that are so reduced are referred to as "excess Puerto Rico Code savings".

              (d) Distribution of Excess Puerto Rico Code. The committee may direct that excess Puerto Rico Code savings for any plan Year (and income allocable to such excess savings as determined under subsection 10.9) be distributed to the highly compensated employees who made them not later than the last day of the next following plan year.

              (e) Coordination of Distributions. If for a plan year a Puerto Rico participant has made any combination of excess Puerto Rico Code savings (as defined in this paragraph B-4, excess Puerto Rico Code deferrals (as defined in paragraph B-3), excess deferrals (as defined in subsection 10.6) and excess savings (as defined in subsection 10.7), the distributions of such excess amounts shall be coordinated to the extent appropriate to eliminate duplication.

              (f) Recharacterization of Excess Puerto Rico Code Savings. Notwithstanding the foregoing, in lieu of distribution of excess Puerto Rico Code savings the committee may permit a highly compensated employee to elect to have such excess Puerto Rico Code savings recharacterized as after-tax savings, provided recharacterization would not cause the plan to fail to satisfy the requirements of Section 401(m) of the Code as described in subsection 10.8. Recharacterization must be made not later than the last day of the plan year next following the plan year in which the excess Puerto Rico Code savings were made. If excess Puerto Rico Code savings are recharacterized as after-tax savings, such excess Puerto Rico Code savings shall be treated as before-tax savings in applying the withdrawal provisions of subsection 82 and for all other purposes required by Section 1165(e) of the Puerto Rico Code and the regulations thereunder.

B-5. Highly Compensated Employee. The plan is intended to meet the minimum coverage requirements of Section 1165(a)(3) of the Puerto Rico Code, as well as the nondiscrimination test of Section 1165(e) of the Puerto Rico Code (as set forth in paragraph B-4). For purposes of determining whether such requirements are met, the term "highly compensated employee" means any eligible employee of an employer (as defined in paragraph B-4) who receives a higher annual compensation (as defined in subsection 10.11) than two-thirds of the eligible employees of such employer.

B-6. Percentage Limitation on After-Tax Savings. In no event shall the after-tax savings made by a Puerto Rico participant under the plan for any plan year exceed ten percent of the participant's total compensation, as defined in subparagraph 10.2(b), for such year nor may the aggregate after-tax savings made by a Puerto Rico participant under the plan for all plan years in which he is a participant exceed ten percent of the participant's aggregate total compensation, as defined in subparagraph 10.2(b), for all such plan years.

B-7. Puerto Rico Employer's Share of Employer Contributions. Notwithstanding subsection 4.3, in no event shall an employer subject to income tax under the Puerto Rico Code contribute for any plan year an amount in excess of that employer's current or accumulated profits, or in excess of the maximum amount deductible on account thereof by that employer for that plan year as an expense for purposes of income taxes under the Puerto Rico Code. It because of such limitations an employer is prevented from contributing all or any part of its share of the employers' contribution under the plan for any plan year, then the portion of such share that the employer was so prevented from contributing shall be contributed by the other employers, in such proportion as shall be determined by the company.

                                    EXHIBIT A
                                    ---------
                                       TO
                                       --
                    PHARMACIA & UPJOHN EMPLOYEE SAVINGS PLAN
                    ----------------------------------------

                                    Employers
                                    ---------
                                      Under
                                      -----
                    Pharmacia & Upjohn Employee Savings Plan
                    ----------------------------------------


Employers under the plan are as listed below, and all employees of the employers shall be considered to be members of a group of employees to which the plan is extended (as provided for in subparagraph 2.4(b) of the plan)) except as otherwise noted:



              Employer                             Ineligible Employee Groups
              --------                             --------------------------
Pharmacia & Upjohn Company

Pharmacia Iovision, Inc.

Pharmacia & Upjohn Caribe, Inc.*/*

Pharmacia Hepar Inc. (Effective 1/l/1998)


--------

*/*Pharmacia & Upjohn Caribe, Inc. now is the employer for employee groups in Puerto Rico previously employed by Upjohn Inter-American Incorporated and the Upjohn Manufacturing Company. The provisions of Supplement B apply to such employees.

                               Exhibit A - Page 1

                    PHARMACIA & UPJOHN EMPLOYEE SAVINGS PLAN

                                AMENDMENT 1999-1



Pursuant to the authority reserved to Pharmacia & Upjohn Company (the "Company") under Section 15.1 of the Pharmacia & Upjohn Employee Savings Plan (the "Plan"), as amended and restated effective as of January 1, 1997, the Plan is hereby amended as follows:

     1. Subsection 3.1 is amended by changing the reference to "ten percent" in the second sentence thereof to "thirteen percent."

     2. Subsection 5.2 is amended and restated in its entirety as follows:

     "5.2. Investment Funds. The committee may designate, in its sole discretion, one or more funds under the trust for the investment of participants' savings (and those portions of participants' stock account balances as defined in subparagraph 5.6(a) that participants elect to diversify under subsection 5.6); provided, however, that one such fund shall be the Common Stock Investment Subaccount (as defined in subsection 5.4). The funds designated by the committee for this purpose shall be referred to herein as the "investment funds." The committee, in its discretion, may from time to time designate or establish new investment funds or eliminate existing investment funds. Investment in any investment fund so established shall be made in accordance with rules formulated by the committee and the accounting procedures applied under the plan shall be modified by the committee to the extent they deem appropriate to reflect investments in that investment fund. The Plan is intended to constitute a plan described in section 404(c) of ERISA and Title 29 of the Code of Federal Regulations section 2550.404c-1. Thus, no fiduciary of the Plan shall be liable for any loss, or by reason of any breach, which results from any investment direction made by a participant, Beneficiary or alternate payee. The company or its delegate shall comply with, or monitor compliance with, as required, all disclosure and other responsibilities described in Title 29 of the Code of Federal Regulations section 2550.404c-1(b)(2)(i)(A) and (b)(2)(i)(B)(1) except that the trustee shall monitor compliance with those procedures established to provide confidentiality of information relating to the exercise of voting and tender rights by participants. If the company determines that a situation has potential for undue influence by the company, the company shall direct an independent party to perform such activities as are necessary to ensure the confidentiality of the rights of participants.

     3. Subsection 5.4 is amended and restated, in its entirety, as follows:

     "5.4     Pharmacia & Upjohn Stock Fund.  The Pharmacia & Upjohn Stock Fund
     shall be comprised of two subaccounts.

              (a) The first subaccount shall be the "Pharmacia & Upjohn Matching Stock Subaccount." Effective January 1, 1990, no contributions other than any additional employer matching contributions under subsection 4.6 (and participant loan repayments made in accordance with subparagraph 8.3(d) that are credited to employer matching accounts, as defined in subparagraph 6.1(c)) are made to the Pharmacia & Upjohn Matching Stock Subaccount.

              (b) The second subaccount shall be the "Common Stock Investment Subaccount." This subaccount shall be one of the funds designated under subsection 5.2.

              (c) Funds held in the Pharmacia & Upjohn Stock Fund shall be invested and reinvested exclusively in common stock except to the extent that cash is held to facilitate purchases and sales within the fund, but investments in the Pharmacia & Upjohn Stock Fund shall be accounted for on the basis of units of the fund. Shares of common stock and cash received by the fund that are attributable to dividends, stock dividends, stock splits or to any reorganization or recapitalization of Pharmacia & Upjohn, Inc. shall remain in or be invested in, as applicable, the Pharmacia & Upjohn Stock Fund and allocated to the participant accounts under the appropriate subaccount in proportion to the number of units of the Pharmacia & Upjohn Stock Fund held in such accounts. The transfer taxes, brokerage fees and other expenses incurred in connection with the purchase, sale or distribution of common stock shall be paid by the Pharmacia & Upjohn Stock Fund, and shall be deemed part of the cost of such common stock, or deducted in computing the sale proceeds therefrom, as the case may be, unless paid by an employer. The committee shall determine to what extent a participant shall bear any other administrative fee incurred by the Plan in connection with the transfer of the participant's interest in the Pharmacia & Upjohn Stock Fund and provide appropriate written notice to such participants."

     4. All references in the Plan to the "Pharmacia & Upjohn Stock Fund" are hereby replaced with references to the "Pharmacia & Upjohn Matching Stock Subaccount."

     5. Subsection 5.7 is amended and restated to read, in its entirety, as follows:

     "5.7 Voting and Tendering of Company Stock. The voting and tendering of company stock held in the Pharmacia & Upjohn Stock Fund and the ESOP Trust Fund shall be subject to the following:

              (a) Applicable Shares. For purposes of this subsection, shares of company stock shall be deemed to be allocated and credited to a participant's employer matching account, before-tax savings account, after-tax savings account, or rollover account in an amount to be determined based on the balance in such account on the accounting date coincident with or next preceding the record date of any vote or tender offer and the closing price of company stock on such accounting date or if not traded on that date, on the business day on which shares of company stock were last traded before that accounting date. The number of shares of company stock credited to a participant's ESOP stock account on such accounting date shall be deemed to include anticipated allocations of such stock pursuant to the provisions of subsections 6.4 or 6.5.

              (b) Voting of Company Stock. Each participant who has company stock credited to his employer matching account, before-tax savings account, after-tax savings account, rollover account or ESOP stock account shall be given notice by the trustee and the ESOP trustee (the "trustees") of the date and purpose of each meeting of the stockholders of Pharmacia & Upjohn, Inc. at which shares of company stock are entitled to be voted, and instructions shall be requested from each such participant as to the voting at the meeting of such company stock. If the participant furnishes instructions within the time specified in the notification given to him, the trustees shall vote such company stock in accordance with the participant's instructions. Shares of company stock that have not been credited to any participant's employer matching account before-tax savings account, after-tax savings account, rollover account or ESOP stock account or for which no instructions were timely received by the trustees, whether or not credited to the account of any participant shall be voted by the trustee in the same proportion that the allocated and voted shares of company stock have been voted by participants. The committee shall establish procedures under which notices shall be furnished to participants as required by this subparagraph
                      (b) and under which the participants' instructions shall be furnished to the trustees.

              (c) Tendering of Company Shares. Each participant who has shares of company stock credited to his employer matching account, before-tax savings account, after-tax savings account, rollover account or ESOP stock account shall be furnished notice of any tender offer for, or a request or invitation for tenders of, tender company stock made to the trustees. Instructions shall be requested from each such participant as to the tendering of shares of company stock credited to his employer matching account, before-tax savings account, after-tax savings account, rollover account or ESOP stock account and for this purpose participants shall be provided with a reasonable period of time in which they may consider any such tender offer for, or request or invitation for tenders of, company stock made to the trustees. The trustees shall tender such company stock as to which the trustees have received instructions to tender from participants within the time specified. Company stock credited to employer matching account, before-tax savings account, after-tax savings account, rollover account or ESOP stock account as to which the trustees have not received instructions from participants shall not be tendered. Shares of stock that have not been credited to any participant's employer matching account, before-tax savings account, after-tax savings account, rollover account or ESOP account shall be tendered by the trustee in the same proportion that the allocated and tendered shares of Company Stock have been tendered by participants. The committee shall establish procedures under which notices shall be furnished to participants as required by this subparagraph (c) and under which the participants' instructions shall be furnished to the trustee. In carrying out their responsibilities under this subsection the trustees may rely on information furnished to them by (or under procedures established by) the committee.

              (d) Number of Shares. For all purposes of this subsection 5.8, the number of shares of common stock held in a participant's before-tax savings account, after-tax savings account, or rollover account which are invested in the Pharmacia & Upjohn Stock Fund shall be the number of shares of common stock represented by the number of units held in such accounts after reducing such number of units by the number of units in such accounts which represent cash.

              (e) Insider Restrictions. With respect to participants subject to Section 16 of the Securities Exchange Act of 1934 (the `Exchange Act'), the Plan Administrator shall apply any requirements or restrictions required for the Plan to obtain the protections of Rule 16b-3 under the Exchange Act or any successor Rule or regulation intended to replace Rule 16b-3."

     6. A new subsection 8.4 is added to the end of Section 8 to read, in its entirety, as follows:

              "(e) Partial Distributions and Deemed Distributions. Partial distributions of a participant's account under this subsection 8.1 and deemed distributions under subsection 8.3(e)(ii) shall be made from the Pharmacia & Upjohn Stock Fund only after all of the funds held in all other investment funds comprising such account have been distributed."

     7. Subsection 9.7(c) is amended and restated to read, in its entirety, as follows:

              "(c) Distribution of Cash or Shares. Distribution of a participant's employer matching account, before-tax savings account, after-tax savings account, or rollover account shall be made in cash, except that, if the participant so elects, the committee may distribute part or all of the participant's employer matching account, before-tax savings account, after-tax savings account, or rollover account in the form of shares of company stock held in the Pharmacia & Upjohn Stock Fund (the number of shares to be distributed being determined on the basis of the closing price as of the valuation date as of which distribution is to be made). A participant's ESOP account balances shall be distributed in common stock of Pharmacia & Upjohn, Inc. or converted to and distributed in cash, as the participant elects. With respect to preferred stock in a participant's ESOP stock account, the committee shall direct the ESOP trustee to sell such shares to Pharmacia & Upjohn, Inc. (at not less than fair market value) or to convert such shares to common stock."

     8. This Amendment 1999-1 is effective as of April 1, 1999.

     To record the adoption of this Amendment 1999-1, the Company has caused its authorized officer to affix its corporate name this _____ day of ______ , 1999.

ATTEST:                                            Pharmacia & Upjohn Company




------------------------------                     ----------------------------